EXHIBIT 10.6

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO RULE 406

AIRCRAFT GENERAL TERMS AGREEMENT

INL-AGTA

between

THE BOEING COMPANY

and

INTREPID AVIATION GROUP, LLC

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

TABLE OF CONTENTS

ARTICLES		PAGE NUMBER
1.	Subject Matter of Sale	3
2.	Price, Taxes, and Payment	3
3.	Regulatory Requirements and Certificates	5
4.	Detail Specification; Changes	6
5.	Representatives, Inspection, Demonstration Flights, Test Data and Performance Guarantee Compliance	6
6.	Delivery	7
7.	Excusable Delay	7
8.	Risk Allocation/Insurance	8
9.	Assignment, Resale, or Lease	9
10.	Termination of Purchase Agreements for Certain Events	10
11.	Notices	11
12.	Miscellaneous	11

EXHIBITS		PAGE NUMBER
A	Buyer Furnished Equipment Provisions Document	EXA 1
B	Customer Support Document	EXB 1
C	Product Assurance Document	EXC 1

APPENDICES		PAGE NUMBER
I	Insurance Certificate	A-1
II	Purchase Agreement Assignment	A-5
III	Post-Delivery Sale Notice	A-11
IV	Post-Delivery Lease Notice	A13
V	Purchaser’s/Lessee’s Agreement	A-15
VI	Owner Appointment of Agent – Warranties	A-18
VII	Contractor Confidentiality Agreement	A-21
VIII	Post-Delivery Sale with Lease to Seller	A-25
IX	Sale with Lease	A-28
X	Post-Delivery Security	A-32

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AIRCRAFT GENERAL TERMS AGREEMENT NUMBER INL-AGTA

Between

The Boeing Company

And

Intrepid Aviation Group, LLC

Relating to

BOEING AIRCRAFT

This Aircraft General Terms Agreement Number INL-AGTA (AGTA) between The Boeing Company, a Delaware corporation, (Boeing) and Intrepid Aviation Group, LLC, a Delaware corporation, (Customer) will apply to all Boeing aircraft contracted for purchase from Boeing by Customer after the effective date of this AGTA.

Article 1. Subject Matter of Sale.

1.1 Aircraft. Boeing will manufacture and sell to Customer and Customer will purchase from Boeing aircraft under purchase agreements that incorporate the terms and conditions of this AGTA.

1.2 Buyer Furnished Equipment. Exhibit A, Buyer Furnished Equipment Provisions Document to the AGTA, contains the obligations of Customer and Boeing with respect to equipment purchased and provided by Customer, which Boeing will receive, inspect, store, and install in an aircraft before delivery to Customer. This equipment is defined as Buyer Furnished Equipment (BFE).

1.3 Customer Support. Exhibit B, Customer Support Document to the AGTA, contains the obligations of Boeing relating to Materials (as defined in Part 3 thereof), training, services, and other things in support of aircraft.

1.4 Product Assurance. Exhibit C, Product Assurance Document to the AGTA, contains the obligations of Boeing and the suppliers of equipment installed in each aircraft at delivery relating to warranties, patent indemnities, software copyright indemnities, and service life policies.

Article 2. Price, Taxes, and Payment.

2.1 Price.

2.1.1 Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR, and 777-300ER the Airframe Price includes the engine price at its basic thrust level.)

2.1.2 Optional Features Prices are defined as the prices for optional features selected by Customer for a specific model of aircraft described in a purchase agreement.

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2.1.3 Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR and 777-300ER).

2.1.4 Aircraft Basic Price is defined as the sum of the Airframe Price, Optional Features Prices, and the Engine Price, if applicable.

2.1.5 Escalation Adjustment is defined as the price adjustment to the Airframe Price (which includes the basic engine price for Models 737-600, 737-700 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR and 777-300ER) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement.

2.1.6 Advance Payment Base Price is defined as the estimated price of an aircraft rounded to the nearest thousand U. S. dollars, as of the date of signing a purchase agreement, for the scheduled month of delivery of such aircraft using commercial forecasts of the Escalation Adjustment.

2.1.7 Aircraft Price is defined as the total amount Customer is to pay for an aircraft at the time of delivery, which is the sum of the Aircraft Basic Price, the Escalation Adjustment, and other price adjustments made pursuant to the purchase agreement.

2.2 Taxes.

2.2.1 Taxes are defined as all taxes, fees, charges, or duties and any interest, penalties, fines, or other additions to tax, including, but not limited to sales, use, value added, gross receipts, stamp, excise, transfer, and similar taxes imposed by any domestic or foreign taxing authority, arising out of or in connection with the performance of the applicable purchase agreement or the sale, delivery, transfer, or storage of any aircraft, BFE, or other things furnished under the applicable purchase agreement. Except for U.S. federal income taxes imposed on Boeing or Boeing’s assignee, and Washington State business and occupation taxes imposed on Boeing or Boeing’s assignee, Customer will be responsible for and pay all Taxes. Customer is responsible for filing all tax returns, reports, declarations and payment of any taxes related to or imposed on BFE.

2.2.2 Reimbursement of Boeing. Customer will promptly reimburse Boeing on demand, net of additional taxes thereon, for any Taxes that are imposed on and paid by Boeing or that Boeing is responsible for collecting.

2.3 Payment.

2.3.1 Advance Payment Schedule. Customer will make advance payments to Boeing for each aircraft in the amounts and on the dates indicated in the schedule set forth in the applicable purchase agreement.

2.3.2 Payment at Delivery. Customer will pay any unpaid balance of the Aircraft Price at the time of delivery of each aircraft.

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2.3.3 Form of Payment. Customer will make all payments to Boeing by unconditional wire transfer of immediately available funds in United States Dollars in a bank account in the United States designated by Boeing.

2.3.4 Monetary and Government Regulations. Customer is responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments.

Article 3. Regulatory Requirements and Certificates.

3.1 Certificates. Boeing will manufacture each aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of aircraft and will obtain from the FAA and furnish to Customer at delivery of each aircraft either a Standard Airworthiness Certificate or an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations.

3.2 FAA or Applicable Regulatory Authority Manufacturer Changes.

3.2.1 A Manufacturer Change is defined as any change to an aircraft, data relating to an aircraft, or testing of an aircraft required by the FAA to obtain a Standard Airworthiness Certificate or by the country of import and/or registration to obtain an Export Certificate of Airworthiness.

3.2.2 Boeing will bear the cost of incorporating all Manufacturer Changes into the aircraft:

(i)	resulting from requirements issued by the FAA prior to the date of the Type Certificate for the applicable aircraft;

(ii)	resulting from requirements issued by the FAA prior to the date of the applicable purchase agreement; and

(iii)	for any aircraft delivered during the eighteen (18) month period immediately following the date of the applicable purchase agreement (regardless of when the requirement for such change was issued by the FAA).

3.2.3 Customer will pay Boeing’s charge for incorporating all other Manufacturer Changes into the aircraft, including all changes for validation of an aircraft required by any governmental agency of the country of import and/or registration.

3.3 FAA Operator Changes.

3.3.1 An Operator Change is defined as a change in equipment that is required by Federal Aviation Regulations which (i) is generally applicable to transport category aircraft to be used in United States certified air carriage and (ii) the required compliance date is on or before the scheduled delivery month of the aircraft.

3.3.2 Boeing will deliver each aircraft with Operator Changes incorporated or, at Boeing’s option, with suitable provisions for the incorporation of such Operator Changes, and Customer will pay Boeing’s applicable charges.

3.4 Export License. If an export license is required by United States law or regulation for any aircraft or any other things delivered under the purchase agreement, it is Customer’s obligation to obtain such license. If requested, Boeing will assist Customer in applying for any such export license. Customer will furnish any required supporting documents.

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Article 4. Detail Specification; Changes.

4.1 Configuration Changes. The Detail Specification is defined as the Boeing document that describes the configuration of each aircraft purchased by Customer. The Detail Specification for each aircraft may be amended (i) by Boeing to reflect the incorporation of Manufacturer Changes and Operator Changes or (ii) by the agreement of the parties. In either case the amendment will describe the particular changes to be made and any effect on design, performance, weight, balance, scheduled delivery month, Aircraft Basic Price, Aircraft Price, and/or Advance Payment Base Price.

4.2 Development Changes. Development Changes are defined as changes to aircraft that do not affect the Aircraft Price or scheduled delivery month, and do not adversely affect guaranteed weight, guaranteed performance, or compliance with the interchangeability or replaceability requirements set forth in the applicable Detail Specification. Boeing may, at its option, incorporate Development Changes into the Detail Specification and into an aircraft prior to delivery to Customer.

4.3 Notices. Boeing will promptly notify Customer of any amendments to a Detail Specification.

Article 5. Representatives, Inspection, Demonstration Flights, Test Data and Performance Guarantee Compliance.

5.1 Office Space. Twelve (12) months before delivery of the first aircraft purchased, and continuing until the delivery of the last aircraft on firm order, Boeing will furnish, free of charge, suitable office space and equipment for the accommodation of up to three representatives of Customer in or conveniently located near the assembly plant.

5.2 Inspection. Customer’s representatives may inspect each aircraft at any reasonable time, provided such inspection does not interfere with Boeing’s performance.

5.3 Demonstration Flights. Prior to delivery, Boeing will fly each aircraft up to four hours to demonstrate to Customer the function of the aircraft and its equipment using Boeing’s production flight test procedures. Customer may designate up to five representatives to participate as observers.

5.4 Test Data; Performance Guarantee Compliance. Performance Guarantees are defined as the written guarantees in a purchase agreement regarding the operational performance of an aircraft. Boeing will furnish to Customer flight test data obtained on an aircraft of the same model to evidence compliance with the Performance Guarantees. Performance Guarantees will be met if reasonable engineering interpretations and calculations based on the flight test data establish that the particular aircraft being delivered under the applicable purchase agreement would, if actually flown, comply with the guarantees.

5.5 Special Aircraft Test Requirements. Boeing may use an aircraft for flight and ground tests prior to delivery, without reduction in the Aircraft Price, if the tests are considered necessary by Boeing (i) to obtain or maintain the Type Certificate or Certificate of Airworthiness for the aircraft or (ii) to evaluate potential improvements that may be offered for production or retrofit incorporation.

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Article 6. Delivery.

6.1 Notices of Delivery Dates. Boeing will notify Customer of the approximate delivery date of each aircraft at least thirty (30) days before the scheduled month of delivery and again at least fourteen (14) days before the scheduled delivery date.

6.2 Place of Delivery. Each aircraft will be delivered at a facility selected by Boeing in the same state as the primary assembly plant for the aircraft.

6.3 Bill of Sale. At delivery of an aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances.

6.4 Delay. If Customer delays acceptance of an aircraft beyond the scheduled delivery date, Customer will reimburse Boeing for all costs incurred by Boeing as a result of the delay.

Article 7. Excusable Delay.

7.1 General. Boeing will not be liable for any delay in the scheduled delivery month of an aircraft or other performance under a purchase agreement caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; (vi) inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; or (vii) any other cause to the extent such cause is beyond Boeing’s control and not occasioned by Boeing’s fault or negligence. A delay resulting from any such cause is defined as an Excusable Delay.

7.2 Notice. Boeing will give written notice to Customer (i) of a delay as soon as Boeing concludes that an aircraft will be delayed beyond the scheduled delivery month due to an Excusable Delay and, when known, (ii) of a revised delivery month based on Boeing’s appraisal of the facts.

7.3 Delay in Delivery of Twelve (12) Months or Less. If the revised delivery month is twelve (12) months or less after the scheduled delivery month, Customer will accept such aircraft when tendered for delivery, subject to the following:

7.3.1 The calculation of the Escalation Adjustment will be based on the previously scheduled delivery month.

7.3.2 The advance payment schedule will be adjusted to reflect the revised delivery month.

7.3.3 All other provisions of the applicable purchase agreement, including the BFE on-dock dates for the delayed aircraft, are unaffected by an Excusable Delay.

7.4 Delay in Delivery of More Than Twelve (12) Months. If the revised delivery month is more than twelve (12) months after the scheduled delivery month, either party may terminate the applicable purchase agreement with respect to such aircraft within 30 days of the notice. If either party does not terminate the applicable purchase agreement with respect to such aircraft, all terms and conditions of the applicable purchase agreement will remain in effect.

7.5 Aircraft Damaged Beyond Repair. If an aircraft is destroyed or damaged beyond repair for any reason before delivery, Boeing will give written notice to Customer

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specifying the earliest month possible, consistent with Boeing’s other contractual commitments and production capabilities, in which Boeing can deliver a replacement. Customer will have thirty (30) days from receipt of such notice to elect to have Boeing manufacture a replacement aircraft under the same terms and conditions of purchase, except that the calculation of the Escalation Adjustment will be based upon the scheduled delivery month in effect immediately prior to the date of such notice, or, failing such election, the applicable purchase agreement will terminate with respect to such aircraft. Boeing will not be obligated to manufacture a replacement aircraft if reactivation of the production line for the specific model of aircraft would be required.

7.6 Termination. Termination under this Article will discharge all obligations and liabilities of Boeing and Customer with respect to any aircraft and all related undelivered Materials (as defined in Exhibit B, Customer Support Document), training, services, and other things terminated under the applicable purchase agreement, except that Boeing will return to Customer, without interest, an amount equal to all advance payments paid by Customer for the aircraft. If Customer terminates the applicable purchase agreement as to any aircraft, Boeing may elect, by written notice to Customer within thirty (30) days, to purchase from Customer any BFE related to the aircraft at the invoice prices paid, or contracted to be paid, by Customer.

7.7 Exclusive Rights. The termination rights in this Article are in substitution for all other rights of termination or any claim arising by operation of law due to delays in performance covered by this Article.

Article 8. Risk Allocation/Insurance.

8.1 Title and Risk with Boeing.

8.1.1 Boeing’s Indemnification of Customer. Until transfer of title to an aircraft to Customer, Boeing will indemnify and hold harmless Customer and Customer’s observers from and against all claims and liabilities, including all expenses and attorneys’ fees incident thereto or incident to establishing the right to indemnification, for injury to or death of any person(s), including employees of Boeing but not employees of Customer, or for loss of or damage to any property, including an aircraft, arising out of or in any way related to the operation of an aircraft during all demonstration and test flights conducted under the provisions of the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Customer or any of Customer’s observers.

8.1.2 Definition of Customer. For the purposes of this Article, “Customer” is defined as Intrepid Aviation Group, LLC, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees, and agents.

8.2 Insurance.

8.2.1 Insurance Requirements. Customer will purchase and maintain insurance acceptable to Boeing and will provide a certificate of such insurance that names Boeing as an additional insured for any and all claims and liabilities for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way relating to Materials, training, services, or other things provided under Exhibit B of the AGTA, which will be incorporated by reference into the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of

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Boeing, except with respect to legal liability to persons or parties other than Customer or Customer’s assignees arising out of an accident caused solely by a product defect in an aircraft. Customer will provide such certificate of insurance at least thirty (30) days prior to the scheduled delivery of the first aircraft under a purchase agreement. The insurance certificate will reference each aircraft delivered to Customer pursuant to each applicable purchase agreement. Annual renewal certificates will be submitted to Boeing before the expiration of the policy periods. The form of the insurance certificate, attached as Appendix I, states the terms, limits, provisions, and coverages required by this Article 8.2.1. The failure of Boeing to demand compliance with this Article 8.2.1 in any year will not in any way relieve Customer of its obligations hereunder nor constitute a waiver by Boeing of these obligations.

8.2.2 Noncompliance with Insurance Requirements. If Customer fails to comply with any of the insurance requirements of Article 8.2.1 or if any of the insurers fails to pay a claim covered by the insurance or otherwise fails to meet any of insurer’s obligations required by Appendix I, Customer will provide the same protection to Boeing as that required by Article 8.2.1 above.

8.2.3 Definition of Boeing. For purposes of this article, Boeing is defined as The Boeing Company, its divisions, subsidiaries, affiliates, assignees of each, and their respective directors, officers, employees, and agents.

Article 9. Assignment, Resale, or Lease.

9.1 Assignment. This AGTA and each applicable purchase agreement are for the benefit of the parties and their respective successors and assigns. No rights or duties of either party may be assigned or delegated, or contracted to be assigned or delegated, without the prior written consent of the other party, except:

9.1.1 Either party may assign its interest to a corporation that (i) results from any merger, reorganization, or acquisition of such party and (ii) acquires substantially all the assets of such party;

9.1.2 Boeing may assign any of its rights and duties to any wholly-owned subsidiary of Boeing.

9.2 Transfer by Customer at Delivery. Boeing will take any requested action reasonably required for the purpose of causing an aircraft, at time of delivery, to be subject to an equipment trust, conditional sale, lien, or other arrangement for Customer to finance the aircraft. However, no such action will require Boeing to divest itself of title to or possession of the aircraft until delivery of and payment for the aircraft. A sample form of assignment acceptable to Boeing is attached as Appendix II.

9.3 Post-Delivery Sale or Lease by Customer. If, following delivery of an aircraft, Customer sells or leases the aircraft (including any sale and lease-back to seller for financing purposes), Customer may assign some or all of its rights with respect to the aircraft under the applicable purchase agreement to the purchaser or lessee of such aircraft, and all such rights will inure to the benefit of such purchaser or lessee effective upon Boeing’s receipt of the written agreement of the purchaser or lessee, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. Sample forms of notice to Boeing of such assignments giving examples of language acceptable to Boeing are attached as Appendices III, IV, VIII, IX and X.

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9.4 Notice of Post-Delivery Sale or Lease. Customer will give notice to Boeing as soon as practicable of the sale or lease of an aircraft, including in the notice the name of the entity or entities with title and/or possession of such aircraft.

9.5 Exculpatory Clause in Post-Delivery Sale or Lease. If, following the delivery of an aircraft, Customer sells or leases such aircraft and obtains from the transferee any form of exculpatory clause protecting Customer from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue, or profit, Customer shall obtain for Boeing the purchaser’s or lessee’s written agreement to be bound by terms and conditions substantially as set forth in Appendix V. This Article 9.5 applies only if purchaser or lessee has not provided to Boeing the written agreement described in Article 9.3 above.

9.6 Appointment of Agent - Warranty Claims. If, following delivery of an aircraft, Customer appoints an agent to act directly with Boeing for the administration of claims relating to the warranties under the applicable purchase agreement, Boeing will deal with the agent for that purpose, effective upon Boeing’s receipt of the agent’s written agreement, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. A sample form of agreement acceptable to Boeing is attached as Appendix VI.

9.7 No Increase in Boeing Liability. No action taken by Customer or Boeing relating to the resale or lease of an aircraft or the assignment of Customer’s rights under the applicable purchase agreement will subject Boeing to any liability beyond that in the applicable purchase agreement or modify in any way Boeing’s obligations under the applicable purchase agreement.

Article 10. Termination of Purchase Agreements for Certain Events.

10.1 Termination. If either party:

(i)	ceases doing business as a going concern, or suspends all or substantially all its business operations, or makes an assignment for the benefit of creditors, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts; or

(ii)	petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as bankruptcy, reorganization, readjustment of debt, dissolution, or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless the proceeding is dismissed or stayed within a reasonable period, not to exceed sixty (60) days, the other party may terminate any purchase agreement with respect to any undelivered aircraft, Materials, training, services, and other things by giving written notice of termination.

10.2 Repayment of Advance Payments. If Customer terminates the applicable purchase agreement under this Article, Boeing will repay to Customer, without interest, an amount equal to any advance payments received by Boeing from Customer with respect to undelivered aircraft.

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Article 11. Notices.

All notices required by this AGTA or by any applicable purchase agreement will be written in English, will be effective on the date of receipt, and will be delivered or transmitted by any customary means to the appropriate address or number listed below:

Customer	Mail:	Intrepid Aviation Group, LLC
263 Tresser Blvd., 10th Floor
Stamford, CT 06901

		Attention:	Vice President – New Aircraft Programs
	Email:	notices@intrepidaviation.com
	Facsimile:	(203) 324-4584
	Telephone:	(203) 905-4220

Boeing	Delivery or Courier:	Boeing Commercial Airplanes
1901 Oakesdale Avenue SW
Renton, Washington 98057 U.S.A.

		Attention:	Vice President - Contracts Mail Code 21-24
	Mail:	Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207 U.S.A.

		Attention:	Vice President - Contracts Mail Code 21-24
	Facsimile:	(425) 237-1706
	Telephone:	(206) 766-2400

Article 12. Miscellaneous.

12.1 Government Approval. Boeing and Customer will assist each other in obtaining any governmental consents or approvals required to effect certification and sale of aircraft under the applicable purchase agreement.

12.2 Headings. Article and paragraph headings used in this AGTA and in any purchase agreement are for convenient reference only and are not intended to affect the interpretation of this AGTA or any purchase agreement.

12.3 GOVERNING LAW. THIS AGTA AND ANY PURCHASE AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON’S CHOICE OF LAW RULES WILL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION.

12.4 Waiver/Severability. Failure by either party to enforce any provision of this AGTA or any purchase agreement will not be construed as a waiver. If any provision of this AGTA or any provision of any purchase agreement is held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the AGTA or the applicable purchase agreement will remain in effect.

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12.5 Survival of Obligations. The Articles and Exhibits of this AGTA including but not limited to those relating to insurance, DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES will survive termination or cancellation of any purchase agreement or part thereof.

12.6 AGTA Changes. The intent of the AGTA is to simplify the standard contracting process for terms and conditions which are related to the sale and purchase of all Boeing aircraft. This AGTA has been mutually agreed to by the parties as of the date indicated below. From time to time the parties may elect, by mutual agreement to update, or modify the existing articles as written. If such changes are made, any existing executed Purchase Agreement(s) will be governed by the terms and conditions of the Revision level of the AGTA in effect on the date of the executed Purchase Agreement.

AGREED AND ACCEPTED this

8 July 2014
Date

THE BOEING COMPANY	INTREPID AVIATION GROUP, LLC

/s/ James M. Tomasek	/s/ Gerry Aubrey
Signature	Signature

James M. Tomasek	Gerry Aubrey
Printed name	Printed name

Attorney-in-Fact	Authorized Signatory
Title	Title

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EXHIBIT A

to

AIRCRAFT GENERAL TERMS AGREEMENT

INL-AGTA

between

THE BOEING COMPANY

and

INTREPID AVIATION GROUP, LLC

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

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EXHIBIT A

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

1. General.

Certain equipment to be installed in the aircraft is furnished to Boeing by Customer at Customer’s expense. This equipment is designated Buyer Furnished Equipment (BFE) and is listed in the Detail Specification. Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE as described in the applicable supplemental exhibit to a purchase agreement at the time of aircraft purchase.

2. Supplier Selection.

Customer will:

2.1 Select and notify Boeing of the suppliers of BFE items by those dates appearing in the applicable supplemental exhibit to a purchase agreement at the time of aircraft purchase.

2.2 Meet with Boeing and such selected BFE suppliers promptly after such election to:

2.2.1 complete BFE configuration design requirements for such BFE; and

2.2.2 confirm technical data submittal requirements for BFE certification.

3. Customer’s Obligations.

Customer will:

3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report; including, without limitation,

3.1.1 deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to in Article 2.2 above;

3.1.2 deliver BFE including production and/or flight training spares and BFE Aircraft Software to Boeing in accordance with the quantities, schedule, and other instructions provided therein; and

3.1.3 ensure that all BFE Aircraft Software is delivered in compliance with Boeing’s then current standards for loadable systems;

3.1.4 ensure that all BFE parts are delivered to Boeing with appropriate quality assurance documentation;

3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;

3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

3.3.1 require supplier’s contractual compliance to Boeing defined quality assurance requirements, source inspection programs and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

3.3.2 ensure that all BFE supplier’s quality systems are approved to Boeing’s then current standards for such systems;

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3.4 obtain from supplier a non-exclusive, perpetual, royalty-free, irrevocable license for Boeing to copy BFE Aircraft Software. The license is needed to enable Boeing to load the software copies in (i) the aircraft’s mass storage device (MSD), (ii) media (e.g., diskettes, CD-ROMs, etc.), (iii) the BFE hardware and/or (iv) an intermediate device or other media to facilitate copying of the BFE Aircraft Software into the aircraft’s MSD, BFE hardware and/or media, including media as Boeing may deliver to Customer with the aircraft;

3.5 grant Boeing a license, extending the same rights set forth in paragraph 3.4 above, to copy: (i) BFE Aircraft Software and data Customer has modified and/or (ii) other software and data Customer has added to the BFE Aircraft Software;

3.6 provide necessary field service representation at Boeing’s facilities to support Boeing on all issues related to the installation and certification of BFE;

3.7 obtain, directly from BFE suppliers, the overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

3.8 resolve any difficulties that arise, including defective equipment, by working closely with Boeing and BFE suppliers;

3.9 modify, adjust, calibrate, re-test and/or update BFE and data to the extent necessary to obtain applicable FAA and U.S. Food and Drug Administration (FDA) approval and will bear the resulting expenses;

3.10 ensure that a proprietary information agreement is in place between Boeing and BFE suppliers prior to Boeing providing any documentation to such suppliers;

3.11 warrant that the BFE will comply with all applicable FARs and FDA sanitation requirements for installation and use in the aircraft at the time of delivery;

3.12 warrant that the BFE will meet the requirements of the applicable detail specification; and

3.13 provide equipment which is FAA certifiable at time of aircraft delivery, or obtain waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4. Boeing’s Obligations.

Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the aircraft with the BFE installed.

5. Nonperformance by Customer.

If Customer’s nonperformance of obligations in this Exhibit and in the applicable supplemental exhibit to a purchase agreement, BFE Document or BFE Report causes a delay in the delivery of the aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in aircraft delivery. In addition Boeing will have the right to:

5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the aircraft accordingly; and/or

5.2 deliver the aircraft to Customer without the BFE installed.

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6. Return of Equipment.

BFE not installed in the aircraft will be returned to Customer in accordance with Customer’s instructions and at Customer’s expense.

7. Title and Risk of Loss.

Title to and risk of loss of BFE will at all times remain with Customer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

8. Interchange of BFE.

To properly maintain Boeing’s production flow and to preserve Boeing’s delivery commitments, Boeing reserves the right, if necessary, due to equipment shortages or failures, to interchange new items of BFE acquired from or for Customer with new items of the same part numbers acquired from or for other customers of Boeing. Used BFE acquired from Customer or from other customers of Boeing will not be interchanged.

9. Indemnification of Boeing.

Customer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the BFE.

10. Patent Indemnity.

Customer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

11. Definitions.

For the purposes of the above indemnities, the term “Boeing” includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

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EXHIBIT B

to

AIRCRAFT GENERAL TERMS AGREEMENT

INL-AGTA

between

THE BOEING COMPANY

and

INTREPID AVIATION GROUP, LLC

CUSTOMER SUPPORT DOCUMENT

This document contains:

Part 1:	Boeing Maintenance and Flight Training Programs; Operations Engineering Support
Part 2:	Field and Engineering Support Services
Part 3:	Technical Information and Materials
Part 4:	Alleviation or Cessation of Performance
Part 5:	Protection of Proprietary Information and Proprietary Materials

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EXHIBIT B

CUSTOMER SUPPORT DOCUMENT

PART 1: BOEING MAINTENANCE AND FLIGHT TRAINING PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1. Boeing Training Programs.

1.1 Boeing will provide maintenance training and flight training programs to support the introduction of a specific model of aircraft into service. The training programs will consist of general and specialized courses and will be described in a Supplemental Exhibit to the applicable purchase agreement.

1.2 Boeing will conduct all training at Boeing’s primary training facility for the model of aircraft purchased unless otherwise agreed.

1.3 All training will be presented in the English language. If translation is required, Customer will provide interpreters.

1.4 Customer will be responsible for all expenses of Customer’s personnel. Boeing will transport Customer’s personnel between their local lodging and Boeing’s training facility.

2. Training Planning Conferences.

Customer and Boeing will conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first aircraft of a model to define and schedule the maintenance and flight training programs.

3. Operations Engineering Support.

3.1 As long as an aircraft purchased by Customer from Boeing is operated by Customer in scheduled revenue service, Boeing will provide operations engineering support. Such support will include:

3.1.1 assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer’s operation of aircraft;

3.1.2 assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual aircraft performance;

3.1.3 assistance with solving operational problems associated with delivery and route-proving flights;

3.1.4 information regarding significant service items relating to aircraft performance or flight operations;

3.1.5 if requested by Customer, Boeing will provide operations engineering support during an aircraft ferry flight; and

3.1.6 assistance in developing an Extended Operations (ETOPS) plan for regulatory approval. Upon request, Boeing will provide one on-site visit to Customer’s main base to assist with the development of their ETOPS operational program and to provide consultation related to ETOPS operational planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

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4. Training at a Facility Other Than Boeing’s.

If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the Performance Engineer training courses) at a mutually acceptable alternate training site, subject to the following conditions:

4.1 Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

4.2 Customer will pay Boeing’s then current per diem charge for each Boeing instructor for each day, or fraction thereof, that the instructor is away from their home location, including travel time;

4.3 Customer will reimburse Boeing for the actual costs of round-trip transportation for Boeing’s instructors and the shipping costs of training Materials between the primary training facility and the alternate training site;

4.4 Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing’s providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and

4.5 Those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing’s facility or at some other alternate site.

5. General Terms and Conditions.

5.1 Boeing flight instructor personnel will not be required to work more than five days per week, or more than eight hours in any one 24 hour period, of which not more than five hours per eight hour workday will be spent in actual flying. These foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.

5.2 Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and will include ground support and aircraft storage in the open, but will not include provision of spare parts. Boeing will provide Normal Line Maintenance services for any aircraft while the aircraft is used for flight crew training at Boeing’s facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470). Customer will provide such services if flight crew training is conducted elsewhere. Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

5.3 If the training is based at Boeing’s facility, and the aircraft is damaged during such training, Boeing will make all necessary repairs to the aircraft as promptly as possible. Customer will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs. If Boeing’s estimated labor charge for the repair exceeds Twenty-five Thousand U.S. Dollars ($25,000), Boeing and Customer will enter into an agreement for additional services before beginning the repair work.

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5.4 If the flight training is based at Boeing’s facility, several airports in surrounding states may be used, at Boeing’s option. Unless otherwise agreed in the flight training planning conference, it will be Customer’s responsibility to make arrangements for the use of such airports.

5.5 If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer’s behalf any landing fees charged by any airport used in conjunction with the flight training. At least thirty (30) days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer’s behalf. The invoice will be submitted to Customer approximately sixty (60) days after flight training is completed, when all landing fee charges have been received and verified. Customer will pay to Boeing within thirty (30) days of the date of the invoice.

5.6 If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such aircraft. If flight of the aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

5.7 If any part of the training described in Article 1.1 of this Exhibit is not used by Customer within twelve (12) months after the delivery of the last aircraft under the relevant purchase agreement, Boeing will not be obligated to provide such training.

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EXHIBIT B

CUSTOMER SUPPORT DOCUMENT

PART 2: FIELD AND ENGINEERING SUPPORT SERVICES

1. Field Service Representation.

Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of an aircraft (Field Service Representatives).

1.1 Field Service representation will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery month of the first aircraft and ending twelve (12) months after delivery of the last aircraft covered by a specific purchase agreement.

1.2 Customer will provide at no charge to Boeing suitable enclosed office space with walls and a lockable door that is separated from other OEMs and the airline, located at the Customer’s facility or other site as mutually agreed. Customer will provide the necessary infrastructure (i.e. Local Area Network (LAN) lines) to enable wired high-speed internet capability in the office. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

1.3 Boeing Field Service Representatives are assigned to various airports around the world. Whenever Customer’s aircraft are operating through any such airport, the services of Boeing’s Field Service Representatives are available to Customer.

2. Engineering Support Services.

Boeing will, if requested by Customer, provide technical advisory assistance for any aircraft and Boeing Product (as defined in Part I of Exhibit C). Technical advisory assistance, provided from the Seattle area or at a base designated by Customer as appropriate, will include:

2.1 Operational Problem Support. If Customer experiences operational problems with an aircraft, Boeing will analyze the information provided by Customer to determine the probable nature and cause of the problem and to suggest possible solutions.

2.2 Schedule Reliability Support. If Customer is not satisfied with the schedule reliability of a specific model of aircraft, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.

2.3 Maintenance Cost Reduction Support. If Customer is concerned that actual maintenance costs of a specific model of aircraft are excessive, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.

2.4 Aircraft Structural Repair Support. If Customer is designing structural repairs and desires Boeing’s support, Boeing will analyze and comment on Customer’s engineering releases relating to structural repairs not covered by Boeing’s Structural Repair Manual.

2.5 Aircraft Modification Support. If Customer is designing aircraft modifications and requests Boeing’s support, Boeing will analyze and comment on

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Customer’s engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing’s detailed design. Boeing will not analyze or comment on any major structural change unless Customer’s request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

2.6 Maintenance Engineering. Boeing will, at Customer’s request, provide certain maintenance and ground operations support to Customer as further described in Supplemental Exhibit CS1 to the applicable purchase agreement.

2.7 Post-Delivery Service Support. Boeing will, at Customer’s request, perform work on an aircraft after delivery but prior to the initial departure flight or upon the return of the aircraft to Boeing’s facility prior to completion of that flight. In that event the following provisions will apply.

2.7.1 Boeing may rely upon the commitment authority of the Customer’s personnel requesting the work.

2.7.2 As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.

2.7.3 The provisions of the Boeing warranty in Part 2 of Exhibit C of this AGTA apply.

2.7.4 Customer will pay Boeing for requested work not covered by the Boeing warranty, if any.

2.7.5 The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of this AGTA apply.

2.8 Additional Services. Boeing may, at Customer’s request, provide additional services for an aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of aircraft. Such additional services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of this AGTA and the insurance provisions in Article 8.2 of this AGTA will apply to any such work. Title to and risk of loss of any such aircraft will always remain with Customer.

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EXHIBIT B

CUSTOMER SUPPORT DOCUMENT

PART 3: TECHNICAL INFORMATION AND MATERIALS

1. General.

Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the aircraft.

Boeing will furnish to Customer certain Materials to support the maintenance and operation of the aircraft to Customer. Such Materials will, if applicable, be prepared generally in accordance with Air Transport Association of America (ATA) iSpec 2200, entitled “Information Standards for Aviation Maintenance”. Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use. Materials will be in English and in the units of measure used by Boeing to manufacture an aircraft.

2. Materials Planning Conferences.

Customer and Boeing will conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first aircraft of a model in order to mutually determine the proper format and quantity of Materials to be furnished to Customer in support of the aircraft.

Customer may select one Boeing digital format as the delivery medium. Should a Boeing digital format not be available, Customer may select a reasonable quantity of printed format.

3. Information and Materials - Incremental Increase.

Should the delivery medium be of printed format, until one year after the month of delivery of the last aircraft covered by a specific purchase agreement, Customer may annually request in writing a reasonable increase in the quantity of printed Materials. Boeing will provide the additional quantity of printed Materials at no additional charge beginning with the next normal revision cycle. Customer may request a decrease in revision quantities at any time.

4. Advance Representative Copies.

All advance representative copies of Materials will be selected by Boeing from available sources. Such advance copies will be for advance planning purposes only.

5. Customized Materials.

All customized Materials will reflect the configuration of each aircraft as delivered.

6. Revisions.

6.1 Revision Service. The schedule for updating certain Materials will be identified in the planning conference. Such updates will reflect changes to Materials developed by Boeing.

6.2 Revisions Based on Boeing Service Bulletin Incorporation. If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an aircraft, Boeing will issue revisions to Materials with revision service reflecting the effects of such incorporation into such aircraft

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7. Supplier Technical Data.

7.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178B dated December 1, 1992 (with an errata issued on March 26, 1999), or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.

7.2 The provisions of this Article will not be applicable to items of BFE.

7.3 Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer’s requirements for information and services in support of the specific model of aircraft.

8. Buyer Furnished Equipment Data.

Boeing will incorporate BFE maintenance information into the customized Materials providing Customer makes the information available to Boeing at least nine (9) months prior to the scheduled delivery month of each of Customer’s aircraft purchased under a purchase agreement. Boeing will incorporate such BFE maintenance information into the Materials prior to delivery of each such aircraft reflecting the configuration of that aircraft as delivered. Upon Customer’s request, Boeing may provide update service after delivery to such information subject to the terms of Part 2, Article 2.8 (Additional Services). Customer agrees to furnish all BFE maintenance information in Boeing’s standard digital format if Materials are to be delivered in Boeing’s standard digital format.

9. Materials Shipping Charges.

Boeing will pay the reasonable transportation costs of the Materials. Customer is responsible for any customs clearance charges, duties, and taxes.

10. Customer’s Shipping Address.

The Materials furnished to Customer hereunder are to be sent to a single address to be specified. Customer will promptly notify Boeing of any change to the address.

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EXHIBIT B

CUSTOMER SUPPORT DOCUMENT

PART 4: ALLEVIATION OR CESSATION OF PERFORMANCE

1. Boeing will not be required to provide any services, training or other things at a facility designated by Customer if any of the following conditions exist:

1.1 a labor stoppage or dispute in progress involving Customer;

1.2 wars or warlike operations, riots or insurrections in the country where the facility is located;

1.3 any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;

1.4 the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or

1.5 After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

1.6 Boeing will not be required to provide any Materials at a facility designated by Customer if the United States Government refuses permission to Boeing to deliver Materials to the country where the facility is located.

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EXHIBIT B

CUSTOMER SUPPORT DOCUMENT

PART 5: PROTECTION OF PROPRIETARY INFORMATION

AND PROPRIETARY MATERIALS

1. General.

All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer’s right to use and disclose the Materials and included information will be covered by, and subject to the terms of this AGTA. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in this AGTA.

2. License Grant.

Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of this AGTA. Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this AGTA. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

3. Use of Proprietary Materials and Proprietary Information.

Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (i) operation, maintenance, repair, or modification of Customer’s aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (ii) development and manufacture of training devices and maintenance tools for use by Customer.

4. Providing of Proprietary Materials to Contractors.

Customer is authorized to provide Proprietary Materials to Customer’s contractors for the sole purpose of maintenance, repair, or modification of Customer’s aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer’s contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer’s use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (i) to use the Proprietary Materials only on behalf of Customer, (ii) to be bound by all of the restrictions and limitations of this Part 5, and (iii) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII.

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5. Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

When and to the extent required by a government regulatory agency having jurisdiction over Customer or an aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer’s operation, maintenance, repair, or modification of such aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (i) distribution, disclosure, or additional use by the agency, (ii) request to the agency for distribution, disclosure, or additional use, or (iii) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.

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EXHIBIT C

to

AIRCRAFT GENERAL TERMS AGREEMENT

INL-AGTA

between

THE BOEING COMPANY

and

INTREPID AVIATION GROUP, LLC

PRODUCT ASSURANCE DOCUMENT

This document contains:

Part 1:	Exhibit C Definitions
Part 2:	Boeing Product Warranty
Part 3:	Boeing Service Life Policy
Part 4:	Supplier Warranty Commitment
Part 5:	Boeing Interface Commitment
Part 6	Boeing Indemnities against Patent and Copyright Infringement

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EXHIBIT C

PRODUCT ASSURANCE DOCUMENT

PART 1: DEFINITIONS

Authorized Agent - Agent appointed by Customer to perform corrections and to administer warranties (see Appendix VI to the AGTA for a form acceptable to Boeing).

Average Direct Hourly Labor Rate - The average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Customer to its Direct Labor employees.

Boeing Product - Any system, accessory, equipment, part or Aircraft Software that is manufactured by Boeing or manufactured to Boeing’s detailed design with Boeing’s authorization.

Boeing Warranty - The organization within Boeing responsible for administration of warranties between Boeing and Customer.

Correct(s) - To repair, modify, provide modification kits or replace with a new product.

Correction - A repair, a modification, a modification kit or replacement with a new product.

Corrected Boeing Product - A Boeing Product which is free of defect as a result of a Correction.

Direct Labor - Labor spent by Customer’s direct labor employees to access, remove, disassemble, modify, repair, inspect and bench test a defective Boeing Product, and to reassemble, reinstall a Corrected Boeing Product and perform final inspection and testing.

Direct Materials - Items such as parts, gaskets, grease, sealant and adhesives, installed or consumed in performing a Correction, excluding allowances for administration, overhead, taxes, customs duties and the like.

Rogue Unit - A Boeing Product, on which an unscheduled removal due to breach of warranty occurs three (3) or more times both (i) within the warranty period and (ii) within either twelve (12) consecutive months or one thousand (1,000) consecutive operating hours.

Specification Control Drawing (SCD) - A Boeing document defining specifications for certain Supplier Products.

Supplier - The manufacturer of a Supplier Product.

Supplier Product - Any system, accessory, equipment, Part or Aircraft Software that is not manufactured to Boeing’s detailed design. This includes but is not limited to parts manufactured to a SCD, all standards, and other parts obtained from non-Boeing sources.

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EXHIBIT C

PRODUCT ASSURANCE DOCUMENT

PART 2: BOEING PRODUCT WARRANTY

1. Applicability.

This warranty applies to all Boeing Products. Warranties applicable to Supplier Products are in Part 4. Warranties applicable to engines will be provided by Supplemental Exhibits to purchase agreements.

2. Warranty.

2.1 Coverage. Boeing warrants that at the time of delivery:

(i)	the aircraft will conform to the Detail Specification except for portions stated to be estimates, approximations or design objectives;

(ii)	all Boeing Products will be free from defects in material, process of manufacture and workmanship, including the workmanship utilized to install Supplier Products, engines and BFE, and;

(iii)	all Boeing Products will be free from defects in design, including selection of materials and the process of manufacture, in view of the state of the art at the time of design.

2.2 Exceptions. The following conditions do not constitute a defect under this warranty:

(i)	conditions resulting from normal wear and tear;

(ii)	conditions resulting from acts or omissions of Customer; and

(iii)	conditions resulting from failure to properly service and maintain a Boeing Product.

3. Warranty Periods.

3.1 Warranty. The warranty period begins on the date of aircraft or Boeing Product delivery (Delivery) and ends at the applicable time specified in subsections 3.1 (i) through 3.1 (iii) below:

(i)	for Boeing aircraft models 777F, 777-200, -300, 737-600, -700, -800, -900, -7, -8, -9, 787 or new aircraft models designed and manufactured with similar, new technology and for the model 747-8, the warranty period ends forty-eight (48) months after Delivery;

(ii)	for a Boeing Product installed at the time of delivery in a 787 model aircraft but not inspected during the initial forty-eight (48) month warranty period, the warranty period continues until the date upon which Customer first inspects such Boeing Product pursuant to its Boeing Maintenance Planning Data Document but not later than twelve (12) years after Delivery of such 787 aircraft;

(iii)	for any other Boeing aircraft model the warranty period ends thirty-six (36) months after Delivery.

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3.2 Warranty on Corrected Boeing Products. The warranty period applicable to a Corrected Boeing Product will begin on the date of delivery of the Corrected Boeing Product or date of delivery of the kit or kits furnished to Correct the Boeing Product and will be for the period specified immediately below:

(i)	For Corrected Boeing Products which have been Corrected because of a defect in material, the applicable warranty period is the remainder of the initial warranty period for the defective Boeing Product.

(ii)	For Corrected Boeing Products which have been Corrected because of defect in workmanship, the applicable warranty period is the remainder of the initial warranty or twelve (12) months following the date of delivery of the Corrected Boeing Product, whichever is longer.

(iii)	For Corrected Boeing Products which have been Corrected because of a defect in design, the applicable warranty period is eighteen (18) months or the remainder of the initial warranty period, whichever is longer.

3.3 Survival of Warranties. All warranty periods are stated above. The Performance Guarantees will not survive delivery of the aircraft.

4. Remedies.

4.1 Correction Options. Customer may, at its option, either perform a Correction of a defective Boeing Product or return the Boeing Product to Boeing for Correction. During the warranty period, Boeing will not charge Customer for tests on Boeing Products returned to Boeing for Correction on which Boeing is unable to confirm the failure claimed, provided:

(i)	Boeing’s written instructions were followed by the Customer for testing the Boeing Product prior to its return to Boeing, and

(ii)	Customer’s claim includes all applicable documentation of such tests with the returned Boeing Product, including but not limited to: Central Maintenance Computer (CMC), Flight Maintenance Computer System, (FMCS), Fault Isolation Manual (FIM), Engine Indicating and Crew Alerting System (EICAS) or Built In Test Equipment (BITE) messages.

4.2 Warranty Inspections. In addition to the remedies to Correct defects in Boeing Products described in Article 7.3, below, Boeing will reimburse Customer for the cost of Direct Labor to perform certain inspections of the aircraft to determine the occurrence of a condition Boeing has identified as a covered defect, provided the inspections are recommended by a service bulletin or service letter issued by Boeing during the warranty period.

Such reimbursement will not apply to any inspections performed after a Correction is available to Customer and Customer has had a reasonable time to incorporate the Correction, given the Customer’s fleet size and maintenance schedule.

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4.3 Rogue Units.

4.3.1 Upon written request, Boeing will lend Customer at no charge an interchangeable Boeing Product in exchange for a Rogue Unit. Within ten (10) calendar days of its receipt of the loaned Boeing Product, Customer will ship the Rogue Unit to Boeing. Customer will provide with the Rogue Unit verification of the following requirements:

(i)	The removed Boeing Product failed three (3) times within twelve (12) consecutive months or one thousand (1,000) consecutive operating hours during the warranty period following initial delivery,

(ii)	Removals were performed in compliance with flight or maintenance manuals approved by the FAA or the comparable regulatory agency for the country in which the aircraft is registered, and

(iii)	Any Corrections or tests to the Boeing Product were performed by Customer according to the latest revision of the Boeing Component Maintenance Manual (CMM), according to written instructions from Boeing, or by Boeing.

4.3.2 Upon receipt of a Rogue Unit and the required verifications, Boeing will, at no-charge to Customer, either replace the Rogue Unit with a new Boeing Product or, if otherwise agreed, allow Customer to retain the loaned, Boeing Product.

5. Discovery and Notice.

5.1 For notice to be effective:

(i)	the defect must be discovered during the warranty period; and

(ii)	Boeing Warranty must receive written notice of the discovery no later than one hundred eighty (180) days after expiration of the warranty period. The notice must include sufficient information to substantiate the claim.

5.2 Receipt of Customer’s or its Authorized Agent’s notice of the discovery of a defect secures Customer’s rights to remedies under this Exhibit C, even though a Correction is performed after the expiration of the warranty period.

5.3 Once Customer has given valid notice of the discovery of a defect, a claim will be submitted as soon as practicable after performance of the Correction.

5.4 Boeing may release service bulletins or service letters advising Customer of the availability of certain warranty remedies. When such advice is provided, Customer will be deemed to have fulfilled the requirements for discovery of the defect and submittal of notice under this Exhibit C as of the in-warranty date specified in industry support information in a service bulletin or service letter.

6. Filing a Claim.

6.1 Authority to File. Claims may be filed by Customer or its Authorized Agent. Appointment of an Authorized Agent will only be effective upon Boeing’s receipt of the Authorized Agent’s express written agreement, in a form satisfactory to Boeing, to be bound by and to comply with all applicable terms and conditions of this Aircraft General Terms Agreement.

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6.2 Claim Information.

6.2.1 Claimant is responsible for providing sufficient information to substantiate Customer’s rights to remedies under this Exhibit C. Boeing may reject a claim for lack of sufficient information. At a minimum, such information must include:

(i)	identity of claimant;

(ii)	serial or block number of the aircraft on which the defective Boeing Product was delivered;

(iii)	part number and nomenclature of the defective Boeing Product;

(iv)	purchase order number and date of delivery of the defective spare part;

(v)	description and substantiation of the defect;

(vi)	date the defect was discovered;

(vii)	date the Correction was completed;

(viii)	the total flight hours or cycles accrued, if applicable;

(ix)	an itemized account of direct labor hours expended in performing the Correction; and

(x)	an itemized account of any direct materials incorporated in the Correction.

(xi)	for 787 model aircraft claims submitted after the forty-eight (48) month warranty period, the specific reference within the Boeing Maintenance Planning Data Document to the inspection requirement for such Boeing Product.

6.2.2 Additional information may be required based on the nature of the defect and the remedies requested.

6.3 Boeing Claim Processing.

6.3.1 Any claim for a Boeing Product returned by Customer or its Authorized Agent to Boeing for Correction must accompany the Boeing Product. Any claim not associated with the return of a Boeing Product must be submitted signed and in writing directly by Customer or its Authorized Agent to Boeing Warranty by any of the methods identified in Article 11, “Notice,” of the AGTA or through an internet portal and process specified by Boeing.

6.3.2 Boeing will promptly review the claim and will give notification of claim approval or rejection. If the claim is rejected, Boeing will provide a written explanation.

7. Corrections Performed by Customer or Its Authorized Agent.

7.1 Facilities Requirements. Provided Customer, its Authorized Agent or its third party contractor, as appropriate, are certified by the appropriate Civil Aviation Authority or Federal Aviation Authority, Customer or its Authorized Agent may, at its option, Correct defective Boeing Products at its facilities or may subcontract Corrections to a third party contractor.

7.2 Technical Requirements. All Corrections done by Customer, its Authorized Agent or a third party contractor must be performed in accordance with Boeing’s applicable service manuals, bulletins or other written instructions, using parts and materials furnished or approved by Boeing.

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7.3 Reimbursement.

7.3.1 Boeing will reimburse Customer’s reasonable costs of Direct Materials and Direct Labor by credit memorandum (excluding labor hours expended for overhaul) at Customer’s Warranty Labor Rate to Correct a defective Boeing Product. Claims for reimbursement must contain sufficient information to substantiate Direct Labor hours expended and Direct Materials consumed. Customer or its Authorized Agent may be required to produce invoices for materials.

7.3.2 Customer’s established Warranty Labor Rate will be the greater of the standard labor rate or one hundred fifty percent (150%) of Customer’s Average Direct Hourly Labor Rate. The standard labor rate paid by Boeing to its customers is established and published annually. Prior to or concurrently with submittal of Customer’s first claim for Direct Labor reimbursement, Customer may notify Boeing of Customer’s then current Average Direct Hourly Labor Rate and thereafter notify Boeing of any material change in such rate. Boeing will require information from Customer to substantiate such rates.

7.3.3 Reimbursement for Direct Labor hours to perform Corrections stated in a service bulletin will be based on the labor estimates in the service bulletin.

7.3.4 Boeing will provide to Customer a single, lump sum credit memorandum for Customer’s Direct Labor hours expended to incorporate the Corrections (other than of random anomalies) identified in service bulletins and service letters in all in-warranty aircraft covered by such service bulletins or service letters after Customer’s submission of a warranty claim and verification of the incorporation of such Corrections with respect to the first affected in-warranty aircraft. Such credit memoranda will not be provided in response to any other requests for reimbursement including, without limitation, those arising out of program letters or other special offers provided by Boeing.

7.3.5 Boeing will reimburse Customer’s reasonable freight charges associated with a Correction of a defect on a Boeing Product performed by its Authorized Agent or a third party contractor.

7.3.6 Maximum Reimbursement. Unless previously agreed in writing, the maximum reimbursement for Direct Labor and Direct materials for repair of a defective Boeing Product will not exceed sixty-five percent (65%) of Boeing’s then current sales price for a new replacement Boeing Product. Inspection, removal, reinstallation labor, final testing, inspection and transportation costs are separate and are not to be included in the cost elements used to determine the sixty-five percent (65%) limit. By mutual agreement between Customer and Boeing, Boeing may provide a replacement Product to Customer in lieu of credit reimbursement.

7.4 Disposition of Defective Boeing Products Beyond Economical Repair.

7.4.1 A defective Boeing Product found to be beyond economical repair (see paragraph 7.3.6) will be retained for a period of thirty (30) days from the date Boeing receives Customer’s claim. During the thirty (30) day period, Boeing may request return of such Boeing Products for inspection and confirmation of a defect.

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7.4.2 After the thirty (30) day period, a defective Boeing Product with a value of Four Thousand U.S. Dollars ($4,000) or less may be scrapped without notification to Boeing. Boeing will reimburse Customer or its Authorized Agent for the charge for any item determined to be defective under this Aircraft General Terms Agreement. If such Boeing Product has a value greater than Four Thousand U.S. Dollars ($4,000), Customer must obtain confirmation of unrepairability by Boeing’s on-site field service representative prior to scrapping. Confirmation may be in the form of the representative’s signature on Customer’s claim or through direct communication between the representative and Boeing Warranty.

8. Corrections Performed by Boeing.

8.1 Freight Charges. Customer or its Authorized Agent will pre-pay freight charges to return a Boeing Product to Boeing. If during the period of the applicable warranty Boeing determines the Boeing Product to be defective, Boeing will pre-pay shipping charges to return the Corrected Boeing Product. Boeing will reimburse Customer or its Authorized Agent for freight charges for Boeing Products returned to Boeing for Correction and determined to be defective.

8.2 Customer Instructions. The documentation shipped with the returned defective Boeing Product may include specific technical instructions for additional work to be performed on the Boeing Product. The absence of such instructions will evidence Customer’s authorization for Boeing to perform all necessary Corrections and work required to return the Boeing Product to a serviceable condition.

8.3 Correction Time Objectives.

8.3.1 Boeing’s objective for making Corrections is ten (10) working days for avionics and electronic Boeing Products, thirty (30) working days for Corrections of other Boeing Products performed at Boeing’s facilities and forty (40) working days for Corrections of other Boeing Products performed at a Boeing subcontractor’s facilities. The objectives are measured from the date Boeing receives the defective Boeing Product and a valid claim to the date Boeing ships the Corrected Boeing Product.

8.3.2 If Customer has a critical parts shortage because Boeing has exceeded a Correction time objective and Customer has procured spare Boeing Products for the defective Boeing Product in quantities shown in Boeing’s Recommended Spare Parts List (RSPL) then Boeing will either expedite the Correction or provide an interchangeable Boeing Product, on a no charge loan basis, until the Corrected Boeing Product is returned.

8.4 Title Transfer and Risk of Loss.

8.4.1 Title to and risk of loss of any Boeing Product returned to Boeing will at all times remain with Customer or any other title holder of such Boeing Product. While Boeing has possession of the returned Boeing Product, Boeing will have only such liabilities as a bailee for mutual benefit would have but will not be liable for loss of use.

8.4.2 If a Correction requires shipment of a new Boeing Product, then at the time Boeing ships the new Boeing Product, title to and risk of loss for the returned Boeing Product will pass to Boeing, and title to and risk of loss for the new Boeing Product will pass to Customer.

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9. Returning an Aircraft.

9.1 Conditions. An aircraft may be returned to Boeing’s facilities for Correction only if:

(i)	Boeing and Customer agree a covered defect exists;

(ii)	Customer lacks access to adequate facilities, equipment or qualified personnel to perform the Correction; and

(iii)	it is not practical, in Boeing’s estimation, to dispatch Boeing personnel to perform the Correction at a remote site.

9.2 Correction Costs. Boeing will perform the Correction at no charge to Customer. Subject to the conditions of Article 9.1, Boeing will reimburse Customer for the costs of fuel, oil, other required fluids and landing fees incurred in ferrying the aircraft to Boeing and back to Customer’s facilities. Customer will minimize the length of both flights.

9.3 Separate Agreement. Prior to the return of an aircraft to Boeing, Boeing and Customer will enter into a separate agreement covering return of the aircraft and performance of the Correction. Authorization by Customer for Boeing to perform additional work that is not part of the Correction must be received within twenty-four (24) hours of Boeing’s request. If such authorization is not received within twenty-four (24) hours, Customer will be invoiced for work performed by Boeing that is not part of the Correction.

10. Insurance.

The provisions of Article 8.2 “Insurance”, of this AGTA, will apply to any work performed by Boeing in accordance with Customer’s specific technical instructions to the extent any legal liability of Boeing is based upon the content of such instructions.

11. Disclaimer and Release; Exclusion of Liabilities.

11.1 DISCLAIMER AND RELEASE. THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF CUSTOMER IN THIS EXHIBIT C ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

(i)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(ii)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(iii)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

(iv)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

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11.2 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.

11.3 Definitions. For the purpose of this Article, “BOEING” or “Boeing” is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.

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EXHIBIT C

PRODUCT ASSURANCE DOCUMENT

PART 3: BOEING SERVICE LIFE POLICY

1. Definitions.

Service Life Policy (SLP) Component - any of the primary structural elements (excluding industry standard parts), such as landing gear, wing, fuselage, vertical or horizontal stabilizer, listed in the applicable purchase agreement for a specific model of aircraft, either installed in the aircraft at time of delivery or purchased from Boeing by Customer as a spare part. The detailed SLP Component listing will be in Supplemental Exhibit SLP1 to each Purchase Agreement.

2. Service Life Policy.

SLP Commitment. If a failure is discovered in a SLP Component within the time periods specified in Article 2.2 below, Boeing will provide Customer a replacement SLP Component at the price calculated pursuant to Article 3.1, below.

2.1 SLP Policy Periods.

2.1.1 The policy period for SLP Components initially installed on an aircraft is twelve (12) years after the date of delivery of the aircraft except that for SLP Components initially installed on a 787 aircraft the policy period is fifteen (15) years after the date of delivery of the aircraft.

2.1.2 The policy period for SLP Components purchased from Boeing by Customer as spare parts is twelve (12) years from delivery of such SLP Component or twelve (12) years from the date of delivery of the last aircraft produced by Boeing of a specific model, whichever first expires, except that for the 787 aircraft such policy period is fifteen (15) years from delivery of such SLP Component or fifteen (15) years from the date of delivery of the last 787 aircraft produced by Boeing, whichever first expires.

3. Price.

The price Customer will pay for replacement of a failed SLP Component will be calculated pursuant to the following formulas:

(i)	For 787 aircraft only:

P	=	C(T-48)
132

where:

P	=	price to Customer for the replacement part
C	=	SLP Component sales price at time of replacement
T	=	total age in months of the failed SLP Component from the date of delivery to Customer to the date of discovery of such condition and is greater than forty-eight (48) months.

(ii)	For all other aircraft models:

P	=	CT
144

where:

P	=	price to Customer for the replacement part
C	=	SLP Component sales price at time of replacement
T	=	total age in months of the failed SLP Component from the date of delivery to Customer to the date of discovery of such condition.

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4. Conditions.

Boeing’s obligations under this Part 3 of Exhibit C, “Boeing Service Life Policy,” (Policy) are conditioned upon the following:

4.1 Customer must notify Boeing in writing of the failure within three months after it is discovered.

4.2 Customer must provide reasonable evidence that the claimed failure is covered by this Policy and if requested by Boeing, that such failure was not the result of:

(i)	a defect or failure in a component not covered by this Policy,

(ii)	an extrinsic force,

(iii)	an act or omission of Customer, or

(iv)	operation or maintenance contrary to applicable governmental regulations or Boeing’s instructions.

4.3 If return of a failed SLP Component is practicable and requested by Boeing, Customer will return such SLP Component to Boeing at Boeing’s expense.

4.4 Customer’s rights and remedies under this Policy are limited to the receipt of a Correction pursuant to Article 2 above.

5. Disclaimer and Release; Exclusion of Liabilities.

This Part 3 and the rights and remedies of Customer and the obligations of Boeing are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.

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EXHIBIT C

PRODUCT ASSURANCE DOCUMENT

PART 4: SUPPLIER WARRANTY COMMITMENT

1. Supplier Warranties and Supplier Patent and Copyright Indemnities.

Boeing will use diligent efforts to obtain warranties and indemnities against patent and copyright infringement enforceable by Customer from Suppliers of Supplier Products (except for BFE and engines) installed on the aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing’s detailed design. Boeing will furnish copies of the warranties and patent and copyright indemnities to Customer contained in Supplier Product Support and Assurance Agreements, prior to the scheduled delivery month of the first aircraft under the initial purchase agreement to the AGTA.

2. Boeing Assistance in Administration of Supplier Warranties.

Customer will be responsible for submitting warranty claims directly to Suppliers; however, if Customer experiences problems enforcing any Supplier warranty obtained by Boeing for Customer, Boeing will conduct an investigation of the problem and assist Customer in the resolution of those claims.

3. Boeing Support in Event of Supplier Default.

3.1 If the Supplier defaults in the performance of a material obligation under its warranty, and Customer provides evidence to Boeing that a default has occurred, then Boeing will furnish the equivalent warranty terms as provided by the defaulting Supplier.

3.2 At Boeing’s request, Customer will assign to Boeing, and Boeing will be subrogated to, its rights against the Supplier provided by the Supplier warranty.

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EXHIBIT C

PRODUCT ASSURANCE DOCUMENT

PART 5: BOEING INTERFACE COMMITMENT

1. Interface Problems.

An Interface Problem is defined as a technical problem in the operation of an aircraft or its systems experienced by Customer, the cause of which is not readily identifiable by Customer but which Customer believes to be attributable to either the design characteristics of the aircraft or its systems or the workmanship used in the installation of Supplier Products. In the event Customer experiences an Interface Problem, Boeing will, without additional charge to Customer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem. Boeing will promptly advise Customer at the conclusion of its investigation of Boeing’s opinion as to the causes of the Interface Problem and Boeing’s recommendation as to corrective action.

2. Boeing Responsibility.

If Boeing determines that the Interface Problem is primarily attributable to the design or installation of any Boeing Product, Boeing will correct the design or workmanship to the extent of any then existing obligations of Boeing under the provisions of the applicable Boeing Product warranty.

3. Supplier Responsibility.

If Boeing determines that the Interface Problem is primarily attributable to the design or installation of a Supplier Product, Boeing will assist Customer in processing a warranty claim against the Supplier.

4. Joint Responsibility.

If Boeing determines that the Interface Problem is partially attributable to the design or installation of a Boeing Product and partially to the design or installation of a Supplier Product, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the Supplier and will promptly advise Customer of the resulting corrective actions and recommendations.

5. General.

Customer will, if requested by Boeing, assign to Boeing any of its rights against any supplier as Boeing may require to fulfill its obligations hereunder.

6. Disclaimer and Release; Exclusion of Liabilities.

This Part 5 and the rights and remedies of Customer and the obligations of Boeing herein are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.

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EXHIBIT C

PRODUCT ASSURANCE DOCUMENT

PART 6: BOEING INDEMNITIES AGAINST PATENT AND COPYRIGHT INFRINGEMENT

1. Indemnity Against Patent Infringement.

Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged patent infringement through Customer’s use, lease or resale of any aircraft or any Boeing Product installed on an aircraft at delivery.

2. Indemnity Against Copyright Infringement.

Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged copyright infringement through Customer’s use, lease or resale of any Boeing created Materials and Aircraft Software installed on an aircraft at delivery.

3. Exceptions, Limitations and Conditions.

3.1 Boeing’s obligation to indemnify Customer for patent infringement will extend only to infringements in countries which, at the time of the infringement, were party to and fully bound by either: (i) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or (ii) the International Convention for the Protection of Industrial Property (Paris Convention).

3.2 Boeing’s obligation to indemnify Customer for copyright infringement is limited to infringements in countries which, at the time of the infringement, are members of The Berne Union and recognize computer software as a “work” under The Berne Convention.

3.3 The indemnities provided under this Part 6 will not apply to any BFE engines, Supplier Product, Boeing Product used other than for its intended purpose, or Aircraft Software not created by Boeing.

3.4 Customer must deliver written notice to Boeing (i) within ten (10) days after Customer first receives notice of any suit or other formal action against Customer and (ii) within twenty (20) days after Customer first receives any other allegation or written claim of infringement covered by this Part 6.

3.5 At any time, Boeing will have the right at its option and expense to: (i) negotiate with any party claiming infringement, (ii) assume or control the defense of any infringement allegation, claim, suit or formal action, (iii) intervene in any infringement suit or formal action, and/or (iv) attempt to resolve any claim of infringement by replacing an allegedly infringing Boeing Product or Aircraft Software with a noninfringing equivalent.

3.6 Customer will promptly furnish to Boeing all information, records and assistance within Customer’s possession or control which Boeing considers relevant or material to any alleged infringement covered by this Part 6.

3.7 Except as required by a final judgment entered against Customer by a court of competent jurisdiction from which no appeals can be or have been filed, Customer will obtain Boeing’s written approval prior to paying, committing to pay, assuming any obligation or making any material concession relative to any infringement covered by these indemnities.

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3.8 Boeing will have no obligation or liability under this Part 6 for loss of use, revenue or profit, or for any other incidental or consequential damages. The obligations of Boeing and remedies of Customer in this Part 6 are exclusive and in substitution for, and Customer hereby waives, releases and renounces all other indemnities, obligations and liabilities of Boeing and all other rights, claims and remedies of Customer against Boeing, express or implied, arising by law or otherwise, with respect to any actual or alleged patent, copyright OR OTHER INTELLECTUAL PROPERTY infringement or the like by any aircraft, AIRCRAFT SOFTWARE, MATERIALS, TRAINING, SERVICES or other thing provided under this AGTA and the applicaBLE PURCHASE AGREEMENT.

3.9 For the purposes of this Part 6, “BOEING or Boeing” is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

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Appendix I

SAMPLE

Insurance Certificate

BROKER’S LETTERHEAD

Date: +

Certificate of Insurance

ISSUED TO:	The Boeing Company
Post Office Box 3707
Mail Code 13-57
Seattle, Washington 98124
	Attn:	Manager - Aviation Insurance for
Vice President - Employee Benefits,
Insurance and Taxes

CC:	Boeing Commercial Airplanes
P.O. Box 3707
Mail Code 21-34
Seattle, Washington 98124-2207
U.S.A.
	Attn:	Vice President - Contracts

NAMED INSURED: Intrepid Aviation Group, LLC

We hereby certify that in our capacity as Brokers to the Named Insured, the following described insurance is in force on this date:

Insurer	Policy No.	Participation

POLICY PERIOD: From [date and time of inception of the Policy(ies)] to [date and time of expiration].

GEOGRAPHICAL LIMITS: Worldwide (however, as respects “Aircraft Hull War and Allied Perils” Insurance, as agreed by Boeing).

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Appendix I

SAMPLE

Insurance Certificate

AIRCRAFT INSURED: All Boeing manufactured aircraft owned or operated by the Named Insured which are the subject of the following purchase agreement(s), entered into between The Boeing Company and                      (hereinafter Aircraft):

Purchase Agreement No.             dated             , 20

Purchase Agreement No.             dated             , 20

COVERAGES:

1.	Aircraft “all risks” Hull (Ground and Flight)

2.	Aircraft Hull War and Allied Perils (as per LSW 555, or its successor wording)

3.	Airline Liability

Including, but not limited to, Bodily Injury, Property Damage, Aircraft Liability, Liability War Risks, Passenger Legal Liability, Premises Liability, Completed Operations, Products Liability, Baggage Legal Liability (checked and unchecked), Cargo Legal Liability, Contractual Liability and Personal Injury.

The above-referenced Airline Liability insurance coverage is subject to War and Other Perils Exclusion Clause (AV48B) but all sections, other than Section (b) are reinstated as per AV52C, or their successor endorsements.

LIMITS OF LIABILITY: To the fullest extent of the Policy limits that the Named Insured carries from the time of delivery of the first Aircraft under the first Purchase Agreement listed under “Aircraft Insured” and thereafter at the inception of each policy period, but in any event no less than the following:

Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable).

737	US$	650,000,000
747, 767, 777, & 787	US$	900,000,000

(In regard to all other models and/or derivatives, to be specified by Boeing).

(In regard to Personal Injury coverage, limits are Twenty-five million U.S. Dollars ($25,000,000) any one offense, and in the aggregate.)

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Appendix I

SAMPLE

Insurance Certificate

DEDUCTIBLES / SELF-INSURANCE: Any deductible and/or self-insurance amount (other than standard market deductibles) are to be disclosed and agreed by Boeing.

SPECIAL PROVISIONS APPLICABLE TO BOEING: It is certified that Insurers are aware of the terms and conditions of INL-AGTA and the following purchase agreements:

Purchase Agreement No.             dated             , 20

Purchase Agreement No.             dated             , 20

Purchase Agreement No.             dated             , 20

Each Aircraft manufactured by Boeing which is delivered to the Insured pursuant to the applicable purchase agreement during the period of effectivity of the policies represented by this Certificate will be covered to the extent specified herein.

Insurers have agreed to the following:

4. In regard to Aircraft “all risks” Hull Insurance and Aircraft Hull War and Allied Perils Insurance, Insurers agree to waive all rights of subrogation or recourse against Boeing in accordance with INL-AGTA which was incorporated by reference into the applicable purchase agreement.

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Appendix I

SAMPLE

Insurance Certificate

5. In regard to Airline Liability Insurance, Insurers agree:

5.1 To include Boeing as an additional insured in accordance with Customer’s undertaking in Article 8.2.1 of INL-AGTA which was incorporated by reference into the applicable purchase agreement.

5.2 To provide that such insurance will be primary and not contributory nor excess with respect to any other insurance available for the protection of Boeing;

5.3 To provide that with respect to the interests of Boeing, such insurance will not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured or any other person or party (other than Boeing) regardless of any breach or violation of any warranty, declaration or condition contained in such policies;

5.4 To provide that all provisions of the insurance coverage’s referenced above, except the limits of liability, will operate to give each Insured or additional insured the same protection as if there were a separate Policy issued to each.

6. In regard to all of the above referenced policies:

6.1 Boeing will not be responsible for payment, set-off, or assessment of any kind or any premiums in connection with the policies, endorsements or coverage’s described herein;

6.2 If a policy is canceled for any reason whatsoever, or any substantial change is made in the coverage which affects the interests of Boeing or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse will not be effective as to Boeing for thirty (30) days (in the case of war risk and allied perils coverage seven (7) days after sending, or such other period as may from time to time be customarily obtainable in the industry) after receipt by Boeing of written notice from the Insurers or the authorized representatives or Broker of such cancellation, change or lapse; and

6.3 For the purposes of the Certificate, “Boeing” is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

Subject to the terms, conditions, limitations and exclusions of the relative policies.

[Signature]

Name:

Title:

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Appendix II

SAMPLE

Purchase Agreement Assignment

THIS PURCHASE AGREEMENT ASSIGNMENT (Assignment) dated as of             , 20         is between                     , a company organized under the laws of                      (Assignor) and                     , a company organized under the laws of                      (Assignee). Capitalized terms used herein without definition will have the same meaning as in the Boeing Purchase Agreement.

Assignor and The Boeing Company, a Delaware corporation (Boeing), are parties to the Boeing Purchase Agreement, providing, among other things, for the sale by Boeing to Assignor of certain aircraft, engines and related equipment, including the Aircraft.

Assignee wishes to acquire the Aircraft and certain rights and interests under the Boeing Purchase Agreement and Assignor, on the following terms and conditions, is willing to assign to Assignee certain of Assignor’s rights and interests under the Boeing Purchase Agreement. Assignee is willing to accept such assignment.

It is agreed as follows:

1. For all purposes of this Assignment, the following terms will have the following meanings:

Aircraft - one Boeing Model              aircraft, bearing manufacturer’s serial number             , together with all engines and parts installed on such aircraft on the Delivery Date.

Boeing - Boeing will include any wholly-owned subsidiary of Boeing, and its successors and assigns.

Boeing Purchase Agreement - Purchase Agreement No.              dated as of                      between Boeing and Assignor, as amended, but excluding                     , providing, among other things, for the sale by Boeing to Assignor of the Aircraft, as said agreement may be further amended to the extent permitted by its terms. The Purchase Agreement incorporated by reference Aircraft General Terms Agreement INL-AGTA (AGTA).

Delivery Date - the date on which the Aircraft is delivered by Boeing to Assignee pursuant to and subject to the terms and conditions of the Boeing Purchase Agreement and this Assignment.

2. Assignor does hereby assign to Assignee all of its rights and interests in and to the Boeing Purchase Agreement, as and to the extent that the same relate to the Aircraft and the purchase and operation thereof, except as and to the extent expressly reserved below, including, without limitation, in such assignment: [TO BE COMPLETED BY THE PARTIES.]

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Appendix II

SAMPLE

Purchase Agreement Assignment

{EXAMPLES

(i)	the right upon valid tender to purchase the Aircraft pursuant to the Boeing Purchase Agreement subject to the terms and conditions thereof and the right to take title to the Aircraft and to be named the “Buyer” in the bill of sale for the Aircraft;

(ii)	the right to accept delivery of the Aircraft;

(iii)	all claims for damages arising as a result of any default under the Boeing Purchase Agreement in respect of the Aircraft;

(iv)	all warranty and indemnity provisions contained in the Boeing Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft; and

(v)	any and all rights of Assignor to compel performance of the terms of the Boeing Purchase Agreement in respect of the Aircraft.}

Reserving exclusively to Assignor, however:

{EXAMPLES

(i)	all Assignor’s rights and interests in and to the Boeing Purchase Agreement as and to the extent the same relates to aircraft other than the Aircraft, or to any other matters not directly pertaining to the Aircraft;

(ii)	all Assignor’s rights and interests in or arising out of any advance or other payments or deposits made by Assignor in respect of the Aircraft under the Boeing Purchase Agreement and any amounts credited or to be credited or paid or to be paid by Boeing in respect of the Aircraft;

(iii)	the right to obtain services, training, information and demonstration and test flights pursuant to the Boeing Purchase Agreement; and

(iv)	the right to maintain plant representatives at Boeing’s plant pursuant to the Boeing Purchase Agreement.}

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Appendix II

SAMPLE

Purchase Agreement Assignment

Assignee hereby accepts such assignment.

3. Notwithstanding the foregoing, so long as no event of default or termination under [specify document] has occurred and is continuing, Assignee hereby authorizes Assignor, to the exclusion of Assignee, to exercise in Assignor’s name all rights and powers of Customer under the Boeing Purchase Agreement in respect of the Aircraft.

4. For all purposes of this Assignment, Boeing will not be deemed to have knowledge of or need recognize the occurrence, continuance or the discontinuance of any event of default or termination under [specify document] unless and until Boeing receives from Assignee written notice thereof, addressed to its Vice President - Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, if by mail, or to 425-237-1706, if by facsimile. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Assignor. Thereafter, until Assignee has provided Boeing written notice that any such events no longer continue, Boeing will be entitled to deal solely and exclusively with Assignee. Boeing may act with acquittance and conclusively rely on any such notice.

5. It is expressly agreed that, anything herein contained to the contrary notwithstanding: (a) prior to the Delivery Date Assignor will perform its obligations with respect to the Aircraft to be performed by it on or before such delivery, (b) Assignor will at all times remain liable to Boeing under the Boeing Purchase Agreement to perform all obligations of Customer thereunder to the same extent as if this Assignment had not been executed, and (c) the exercise by Assignee of any of the assigned rights will not release Assignor from any of its obligations to Boeing under the Boeing Purchase Agreement, except to the extent that such exercise constitutes performance of such obligations.

6. Notwithstanding anything contained in this Assignment to the contrary (but without in any way releasing Assignor from any of its obligations under the Boeing Purchase Agreement), Assignee confirms for the benefit of Boeing that, insofar as the provisions of the Boeing Purchase Agreement relate to the Aircraft, in exercising any rights under the Boeing Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including, without limitation, Material, training and services) delivered or to be delivered, the terms and conditions of the Boeing Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement and the insurance provisions in Article 8.2 of the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement therein, will apply to and be binding on Assignee to the same extent as if Assignee had been the original “Customer” thereunder. Assignee further agrees, expressly for the benefit of Boeing, upon the written request of Boeing, Assignee will promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Assignee’s agreements in this paragraph.

INL-AGTA-APPEND	Appendix II Page A-7
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix II

SAMPLE

Purchase Agreement Assignment

7. Nothing contained herein will subject Boeing to any liability to which it would not otherwise be subject under the Boeing Purchase Agreement or modify in any respect the contract rights of Boeing thereunder, or require Boeing to divest itself of title to or possession of the Aircraft or other things until delivery thereof and payment therefore as provided therein.

8. Notwithstanding anything in this Assignment to the contrary, after receipt of notice of any event of default or termination under [specify document], Boeing will continue to owe to Assignor moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law. Similarly, after receipt of notice that such event of default or termination no longer continues, Boeing will continue to owe to Assignee moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law.

9. Effective at any time after an event of default has occurred, and for so long as such event of default is continuing, Assignor does hereby constitute Assignee, Assignor’s true and lawful attorney, irrevocably, with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Boeing Purchase Agreement in respect of the Aircraft, to the extent assigned by this Assignment.

10. Assignee agrees, expressly for the benefit of Boeing and Assignor that it will not disclose, directly or indirectly, any terms of the Boeing Purchase Agreement; provided, that Assignee may disclose any such information (a) to its special counsel and public accountants, (b) as required by applicable law to be disclosed or to the extent that Assignee may have received a subpoena or other written demand under color of legal right for such information, but it will first, as soon as practicable upon receipt of such requirement or demand, furnish an explanation of the basis thereof to Boeing, and will afford Boeing reasonable opportunity, to obtain a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed, and (c) to any bona fide potential purchaser or lessee of the Aircraft. Any disclosure pursuant to (a) and (c) above will be subject to execution of a confidentiality agreement substantially similar to this paragraph 10.

11. This Assignment may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

12. This Assignment will be governed by, and construed in accordance with, the laws of                     .

INL-AGTA-APPEND	Appendix II Page A-8
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix II

SAMPLE

Purchase Agreement Assignment

as Assignor	as Assignee

By	By

Name:	Name:

Title:	Title:

[If the Assignment is further assigned by Assignee in connection with a financing, the following language needs to be included.]

Attest:

The undersigned, as ///Indenture Trustee/Agent// for the benefit of the Loan //Participants/Mortgagee/// and as assignee of, and holder of a security interest in, the estate, right, and interest of the Assignee in and to the foregoing Purchase Agreement Assignment and the Purchase Agreement pursuant to the terms of a certain //Trust Indenture/Mortgage// dated as of             , 20    , agrees to the terms of the foregoing Purchase Agreement Assignment and agrees that its rights and remedies under such //Trust Indenture/Mortgage// will be subject to the terms and conditions of the foregoing Purchase Agreement Assignment, including, without limitation, paragraph 6.

[Name of Entity]
as //Indenture Trustee/Agent//

By:

Name:

Title:

INL-AGTA-APPEND	Appendix II Page A-9
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix II

SAMPLE

Purchase Agreement Assignment

CONSENT AND AGREEMENT OF

THE BOEING COMPANY

THE BOEING COMPANY, a Delaware corporation (Boeing), hereby acknowledges notice of and consents to the foregoing Purchase Agreement Assignment (Assignment) as it relates to Boeing in respect of the Aircraft. Boeing confirms to Assignee that: all representations, warranties, indemnities and agreements of Boeing under the Boeing Purchase Agreement with respect to the Aircraft will, subject to the terms and conditions thereof and of the Assignment, inure to the benefit of Assignee to the same extent as if Assignee were originally named “Customer” therein.

This Consent and Agreement will be governed by, and construed in accordance with, the law of the State of Washington, excluding the conflict of laws principles thereof.

Dated as of             , 20    .

THE BOEING COMPANY

By
Name:

Title:	Attorney-in-Fact

Aircraft Manufacturer’s Serial Number(s)

INL-AGTA-APPEND	Appendix II Page A-10
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix III

SAMPLE

Post-Delivery Sale Notice

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA 98057

U.S.A.

Attention:	Vice President - Contracts
Mail Code 21-34

In connection with the sale by Intrepid Aviation Group, LLC (Seller) to                      (Purchaser) of the aircraft identified below, reference is made to Purchase Agreement No.              dated as of             , 20    , between The Boeing Company (Boeing) and Seller (Purchase Agreement) under which Seller purchased certain Boeing Model              aircraft, including the aircraft bearing Manufacturer’s Serial No.(s)                      (Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement INL-AGTA (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:

1. Purchaser acknowledges it has reviewed those provisions of the Purchase Agreement related to those rights assigned and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the AGTA and the insurance provisions in Article 8.2 of the AGTA. Purchaser further agrees upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Purchaser’s agreements in this paragraph; and

2. Seller will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

INL-AGTA-APPEND	Appendix III Page A-11
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix III

SAMPLE

Post-Delivery Sale Notice

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Intrepid Aviation Group, LLC	Purchaser

By	By

Its	Its

Dated	Dated

Receipt of the above letter is acknowledged and the assignment of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY

By

Its	Attorney-in-Fact

Dated

Aircraft Manufacturer’s Serial Number

INL-AGTA-APPEND	Appendix III Page A-12
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix IV

SAMPLE

Post-Delivery Lease Notice

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA 98057

U.S.A.

Attention:	Vice President - Contracts
Mail Code 21-34

In connection with the lease by Intrepid Aviation Group, LLC (Lessor) to                     (Lessee) of the aircraft identified below, reference is made to Purchase Agreement No.             dated as of             , 20    , between The Boeing Company (Boeing) and Lessor (Purchase Agreement) under which Lessor purchased certain Boeing Model             aircraft, including the aircraft bearing Manufacturer’s Serial No.(s)                     (Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement INL-AGTA (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Lessor has leased the Aircraft, including in that lease the transfer to Lessee of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:

1. Lessor authorizes Lessee to exercise, to the exclusion of Lessor, all rights and powers of Lessor with respect to the remaining rights related to the Aircraft under the Purchase Agreement. This authorization will continue until Boeing receives written notice from Lessor to the contrary, addressed to Vice President – Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207. Until Boeing receives such notice, Boeing is entitled to deal exclusively with Lessee with respect to the Aircraft under the Purchase Agreement. With respect to the rights and obligations of Lessor under the Purchase Agreement, all actions taken or agreements entered into by Lessee during the period prior to Boeing’s receipt of this notice are final and binding on Lessor. Further, any payments made by Boeing as a result of claims made by Lessee will be made to the credit of Lessee.

INL-AGTA-APPEND	Appendix IV Page A-13
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix IV

SAMPLE

Post-Delivery Lease Notice

2. Lessee accepts the authorization above, acknowledges it has reviewed those provisions of the Purchase Agreement related to the authority granted and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA. Lessee further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Lessee’s agreements in this paragraph.

3. Lessor will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Lessor to Boeing prior to the effective date of this letter.

We request that Boeing acknowledges receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Intrepid Aviation Group, LLC	Lessee

By	By

Its	Its

Dated	Dated

Receipt of the above letter is acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY

By

Its	Attorney-in-Fact

Dated

Aircraft Manufacturer’s Serial Number

INL-AGTA-APPEND	Appendix IV Page A-14
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix V

SAMPLE

Purchaser’s/Lessee’s Agreement

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA 98057

U.S.A.

Attention	Vice President – Contracts
Mail Code 21-34

In connection with the sale/lease by Intrepid Aviation Group, LLC (//Seller/Lessor//) to                     (//Purchaser/Lessee//) of the aircraft identified below, reference is made to the following documents:

(i)	Purchase Agreement No. dated as of , 20 , between The Boeing Company (Boeing) and //Seller/Lessor// (Purchase Agreement) under which //Seller/Lessor// purchased certain Boeing Model aircraft, including the aircraft bearing Manufacturer’s Serial No.(s) (Aircraft); and

(ii)	Aircraft //Sale/Lease// Agreement dated as of , 20 , between Seller/Lessor and //Purchaser/Lessee// (Aircraft Agreement) under which //Seller/Lessor// is //selling/leasing// the Aircraft.

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

1. //Seller/Lessor// has sold/leased the Aircraft under the Aircraft Agreement, including therein a form of exculpatory clause protecting //Seller/Lessor// from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue or profit.

2. Disclaimer and Release; Exclusion of Consequential and Other Damages.

2.1 In accordance with //Seller/Lessor// obligation under Article 9.5 of the AGTA which was incorporated by reference into the Purchase Agreement, Purchaser/Lessee hereby agrees that:

INL-AGTA-APPEND	Appendix V Page A-15
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix V

SAMPLE

Purchaser’s/Lessee’s Agreement

2.2 DISCLAIMER AND RELEASE. IN CONSIDERATION OF THE SALE/LEASE OF THE AIRCRAFT, PURCHASER/LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF PURCHASER/LESSEE AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, BOEING PRODUCT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

(i)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(ii)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(iii)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

(iv)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

2.3 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT.

2.4 Definitions. For the purpose of this paragraph 2, BOEING or Boeing is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.

INL-AGTA-APPEND	Appendix V Page A-16
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix V

SAMPLE

Purchaser’s/Lessee’s Agreement

Very truly yours,

Intrepid Aviation Group, LLC	//Purchaser/Lessee//

By	By

Its	Its

Dated	Dated

INL-AGTA-APPEND	Appendix V Page A-17
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix VI

SAMPLE

Post-Delivery Owner Appointment of Agent - Warranties

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA 98057

U.S.A.

Attention	Vice President – Contracts
Mail Code 21-34

Reference is made to Purchase Agreement No.          dated as of             , 20     (Purchase Agreement), between The Boeing Company (Boeing) and Intrepid Aviation Group, LLC (Customer), under which Customer purchased certain Boeing Model              aircraft including the aircraft bearing Manufacturer’s Serial No(s)              (Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement INL-AGTA (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

To accomplish the appointment of an agent, Customer confirms:

1. Customer has appointed                      as agent (Agent) to act directly with Boeing with respect to the remaining warranties under the Purchase Agreement and requests Boeing to treat Agent as Customer for the administration of claims with respect to such warranties; provided however, Customer remains liable to Boeing to perform the obligations of Customer under the Purchase Agreement.

2. Boeing may continue to deal exclusively with Agent concerning the matters described herein unless and until Boeing receives written notice from Customer to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207, U.S.A. With respect to the rights and obligations of Customer under the Purchase Agreement, all actions taken by Agent or agreements entered into by Agent during the period prior to Boeing’s receipt of such notice are final and binding on Customer. Further, any payments made by Boeing as a result of claims made by Agent will be made to the credit of Agent unless otherwise specified when each claim is submitted.

3. Customer will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Customer to Boeing prior to the effective date of this letter.

INL-AGTA-APPEND	Appendix VI Page A-18
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix VI

SAMPLE

Post-Delivery Owner Appointment of Agent - Warranties

We request that Boeing acknowledge receipt of this letter and confirm the appointment of Agent as stated above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Intrepid Aviation Group, LLC

By

Its

Dated

INL-AGTA-APPEND	Appendix VI Page A-19
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix VI

SAMPLE

Post-Delivery Owner Appointment of Agent - Warranties

AGENT’S AGREEMENT

Agent accepts the appointment as stated above, acknowledges it has reviewed the those portions of the Purchase Agreement related to the authority granted it under the Purchase Agreement and agrees that, in exercising any rights or making any claims thereunder, Agent will be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the AGTA. Agent further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of the warranties under the Purchase Agreement.

Very truly yours,

Intrepid Aviation Group, LLC
Agent

By

Its

Dated

Receipt of the above letter is acknowledged and the appointment of Agent with respect to the above-described rights under the Purchase Agreement is confirmed, effective as of this date.

THE BOEING COMPANY

By

Its

Dated

Aircraft Manufacturer’s Serial Number

INL-AGTA-APPEND	Appendix VI Page A-20
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix VII

SAMPLE

Contractor Confidentiality Agreement

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA 98057

U.S.A.

Attention	Vice President – Contracts
Mail Code 21-34

This agreement (Agreement) is entered into between                      (Contractor) and Intrepid Aviation Group, LLC (Customer) and will be effective as of the date set forth below.

In connection with Customer’s provision to Contractor of certain Materials, Proprietary Materials and Proprietary Information; reference is made to Purchase Agreement No.          dated as of              between The Boeing Company (Boeing) and Customer (Purchase Agreement), which incorporates by this reference INL-AGTA.

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Boeing has agreed to permit Customer to make certain Materials, Proprietary Materials and Proprietary Information relating to Customer’s Boeing Model          aircraft, Manufacturer’s Serial Number             , Registration No.          (Aircraft) available to Contractor in connection with Customer’s contract with Contractor to maintain/repair/modify the Aircraft (Contract). In consideration of the Contract, and as a condition of receiving the Proprietary Materials and Proprietary Information, Contractor agrees as follows:

1. For purposes of this Agreement:

Aircraft Software means software intended to fly with and be utilized in the operation of an Aircraft, but excludes software furnished by Customer.

Materials means any and all items that are created by Boeing or a Third Party, are provided directly or indirectly to Contractor from Boeing or from Customer, and serve primarily to contain, convey or embody information. Materials may include either tangible forms (for example, documents or drawings) or intangible embodiments (for example, software and other electronic forms) of information, but excludes Aircraft Software and software furnished by Customer.

INL-AGTA-APPEND	Appendix VII Page A-21
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix VII

SAMPLE

Contractor Confidentiality Agreement

Proprietary Information means any and all proprietary, confidential and/or trade secret information owned by Boeing or a Third Party which is contained, conveyed or embodied in Materials.

Proprietary Materials means Materials that contain, convey, or embody Proprietary Information.

Third Party means anyone other than Boeing, Customer and Contractor.

2. Boeing has authorized Customer to grant to Contractor a worldwide, non-exclusive, personal and nontransferable license to use Proprietary Materials and Proprietary Information, owned by Boeing, internally in connection with performance of the Contract or as may otherwise be authorized by Boeing in writing. Contractor will keep confidential and protect from disclosure to any person, entity or government agency, including any person or entity affiliated with Contractor, all Proprietary Materials and Proprietary Information. Individual copies of all Materials and Aircraft Software are provided to Contractor subject to copyrights therein, and all such copyrights are retained by Boeing or, in some cases, by Third Parties. Contractor is authorized to make copies of Materials (except for Materials bearing the copyright legend of a Third Party) provided, however, Contractor preserves the restrictive legends and proprietary notices on all copies. All copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this Agreement.

3. Contractor specifically agrees not to use Proprietary Materials or Proprietary Information in connection with the manufacture or sale of any part or design. Unless otherwise agreed with Boeing in writing, Proprietary Materials and Proprietary Information may be used by Contractor only for work on the Aircraft for which such Proprietary Materials have been specified by Boeing. Customer and Contractor recognize and agree that they are responsible for ascertaining and ensuring that all Materials are appropriate for the use to which they are put.

4. Contractor will not attempt to gain access to information by reverse engineering, decompiling, or disassembling any portion of any software or Aircraft Software provided to Contractor pursuant to this Agreement.

5. Upon Boeing’s request at any time, Contractor will promptly return to Boeing (or, at Boeing’s option, destroy) all Proprietary Materials, together with all copies thereof and will certify to Boeing that all such Proprietary Materials and copies have been so returned or destroyed.

INL-AGTA-APPEND	Appendix VII Page A-22
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix VII

SAMPLE

Contractor Confidentiality Agreement

6. When and to the extent required by a government regulatory agency having jurisdiction over Contractor, Customer or the Aircraft, Contractor is authorized to provide Proprietary Materials and disclose Proprietary Information to the agency for the agency’s use in connection with Contractor’s authorized use of such Proprietary Materials and/or Proprietary Information in connection with Contractor’s maintenance, repair, or modification of the Aircraft. Contractor agrees to take reasonable steps to prevent such agency from making any distribution or disclosure, or additional use of the Proprietary Materials and Proprietary Information so provided or disclosed. Contractor further agrees to promptly notify Boeing upon learning of any (i) distribution, disclosure, or additional use by such agency, (ii) request to such agency for distribution, disclosure, or additional use, or (iii) intention on the part of such agency to distribute, disclose, or make additional use of the Proprietary Materials or Proprietary Information.

7. Boeing is an intended third party beneficiary under this Agreement, and Boeing may enforce any and all of the provisions of the Agreement directly against Contractor. Contractor hereby submits to the jurisdiction of the Washington state courts and the United States District Court for the Western District of Washington with regard to any Boeing claims under this Agreement. It is agreed that Washington law (excluding Washington’s conflict-of-law rules) will apply to this Agreement and to any claim or dispute under this Agreement.

8. No disclosure or physical transfer by Boeing or Customer to Contractor, of any Proprietary Materials or Proprietary Information covered by this Agreement will be construed as granting a license, other than as expressly set forth in this Agreement or any ownership right in any patent, patent application, copyright or proprietary information.

9. The provisions of this Agreement will apply notwithstanding any markings or legends, or the absence thereof, on any Proprietary Materials.

10. This Agreement is the entire agreement of the parties regarding the ownership and treatment of Proprietary Materials and Proprietary Information, and no modification of this Agreement will be effective as against Boeing unless embodied in writing and signed by authorized representatives of Contractor, Customer and Boeing.

11. Failure by either party to enforce any of the provisions of this Agreement will not be construed as a waiver of such provisions. If any of the provisions of this Agreement are held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the Agreement will remain in full force.

12. The obligations of Customer and Contractor relating to Proprietary Materials and Proprietary Information under this Agreement will remain in effect and will survive cancellation or termination of this Agreement.

INL-AGTA-APPEND	Appendix VII Page A-23
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix VII

SAMPLE

Contractor Confidentiality Agreement

AGREED AND ACCEPTED this

Date:

Contractor	Intrepid Aviation Group, LLC

Signature	Signature

Printed Name	Printed Name

Title	Title

INL-AGTA-APPEND	Appendix VII Page A-24
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix VIII

SAMPLE

Post-Delivery Sale with Lease to Seller

[Notice from Owner/Seller and subsequent Buyer regarding post-delivery sale and lease back of an aircraft and transfer of all remaining Purchase Agreement rights.]

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA 98057

U.S.A.

Attention	Vice President – Contracts
Mail Code 21-34

In connection with                     ’s (Seller’s) sale to and lease back from                      (Buyer) of the aircraft identified below, reference is made to the following documents:

1. Purchase Agreement No.              dated as of                     , between The Boeing Company (Boeing) and Seller (Agreement) under which Seller purchased certain Boeing Model                      aircraft, including the aircraft bearing Manufacturer’s Serial No.(s)              (Aircraft). The Agreement incorporates by reference the terms of INL-AGTA dated                      , between Seller and Boeing.

2. Aircraft Sale Agreement dated as of                      , between Seller and                      (Buyer).

3. Aircraft Lease Agreement dated as of                     , between Buyer and Seller.

Capitalized terms used herein without definition will have the same meaning as in the Agreement.

Seller confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.

INL-AGTA-APPEND	Appendix VIII Page A-25
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix VIII

SAMPLE

Post-Delivery Sale with Lease to Seller

Seller has sold the Aircraft, including in that sale the transfer to Buyer of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:

4. Buyer acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and

5. Buyer authorizes Seller to exercise, to the exclusion of Buyer all rights and powers of “Customer” with respect to the remaining rights related to the Aircraft under the Agreement. This authorization will continue until Boeing receives written notice from Buyer to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207 (if by mail) or (425) 237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively with Seller as “Customer” with respect to the Aircraft under the Agreement. With respect to the rights, powers, duties and obligations of “Customer” under the Agreement, all actions taken by Seller or agreements entered into by Seller during the period prior to Boeing’s receipt of that notice are final and binding on Buyer. Further, any payments made by Boeing as a result of claims made by Seller prior to receipt of such notice are to be made to the credit of Seller.

6. Seller accepts the authorization set forth in paragraph 2 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those relating to any exclusion or limitation of liabilities or warranties, indemnity and insurance.

7. Seller agrees to remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

INL-AGTA-APPEND	Appendix VIII Page A-26
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix VIII

SAMPLE

Post-Delivery Sale with Lease to Seller

Very truly yours,

Seller	Buyer

By	By

Its	Its

Dated	Dated

Receipt of the above letter is acknowledged and transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By

Its	Attorney-in-Fact

Dated

INL-AGTA-APPEND	Appendix VIII Page A-27
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix IX

SAMPLE

SALE WITH LEASE

[NOTE: From 1st tier Owner/Seller and subsequent Buyer regarding post-delivery sale and lease of an aircraft. Remaining PA rights have been assigned to the new owner; the new owner authorizes a lessee to exercise such rights during the term of a lease. ]

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA 98057

U.S.A.

Attention	Vice President – Contracts
Mail Code 21-34

In connection with the sale by                      (Seller) to                      (Purchaser) and subsequent lease of the aircraft identified below, reference is made to the following documents:

1. Purchase Agreement No.          dated as of             ,         , between The Boeing Company (Boeing) and Seller (Agreement) under which Seller purchased certain Boeing Model              aircraft, including the aircraft bearing Manufacturer’s Serial No(s).              (Aircraft).

2. Aircraft sale agreement dated as of                     , between Seller and Purchaser.

3. Aircraft lease agreement dated as of                     , between Purchaser and              (Lessee)(Lease).

Capitalized terms used herein without definition will have the same meaning as in the Agreement.

Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:

3.1 Seller confirms for the benefit of the Manufacturer it owns and controls the rights it purports to have assigned.

INL-AGTA-APPEND	Appendix IX Page A-28
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix IX

SAMPLE

SALE WITH LEASE

3.2 Purchaser agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, [data and documents/Materials], training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and

3.3 Seller will remain responsible for any payment due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

3.4 Purchaser authorizes Lessee during the term of the Lease to exercise, to the exclusion of Purchaser all rights and powers of Buyer/Customer with respect to the remaining rights related to the Aircraft under the Agreement. This authorization will continue until Boeing receives written notice from Purchaser to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207 (if by mail) or (425)237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively with Lessee as Buyer/Customer with respect to the Aircraft under the Agreement. With respect to the rights, powers, duties and obligations of Buyer/Customer under the Agreement, all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing’s receipt of that notice are final and binding on Purchaser. Further, any payments made by Boeing as a result of claims made by Lessee prior to receipt of this notice are to be made to the credit of Lessee.

3.5 Lessee accepts the authorization set forth in paragraph 3 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, data and documents/Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

INL-AGTA-APPEND	Appendix IX Page A-29
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix IX

SAMPLE

SALE WITH LEASE

Very truly yours,

Seller	Purchaser

By	By

Its	Its

Dated	Dated

(Lessee)

By

Its

Dated

INL-AGTA-APPEND	Appendix IX Page A-30
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix IX

SAMPLE

SALE WITH LEASE

Receipt of the above letter is acknowledged and the transfers of rights under the Agreement with respect to the Aircraft described above are confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By

Its	Attorney-in-Fact

Dated

MSN

INL-AGTA-APPEND	Appendix IX Page A-31
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix X

SAMPLE

Post-Delivery Security

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA 98057

U.S.A.

Attention	Vice President – Contracts
Mail Code 21-34

Reference is made to Purchase Agreement No.              dated as of                     , (Agreement) between The Boeing Company (Boeing) and                      (Borrower) pursuant to which Borrower purchased from Boeing one (1) Boeing model              aircraft bearing Manufacturer’s Serial Number              (Aircraft). The Agreement incorporates by reference the terms of Aircraft General Terms Agreement INL-AGTA (AGTA), dated                     , between Borrower and Boeing.

Capitalized terms used herein without definition will have the same meanings as in the Agreement.

Borrower confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.

INL-AGTA-APPEND	Appendix X Page A-32
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix X

SAMPLE

Post-Delivery Security

In connection with Borrower’s financing of the Aircraft, Borrower is entering into a Trust Indenture/Mortgage, dated as of                     , between Borrower and Indenture Trustee/Mortgagee (Trust Indenture/Mortgage), which grants a security interest in [the warranty rights/ all of its rights] contained in the Agreement related to the Aircraft (Assigned Rights). Borrower is authorized to exercise the Assigned Rights until such time as the Indenture Trustee/Mortgagee notifies Boeing as provided below that an Event of Default under the Trust Indenture/Mortgage has occurred and is continuing. In connection with this assignment for security purposes, as authorized by the provisions of the Agreement:

1. Indenture Trustee/Mortgagee, as assignee of, and holder of a security interest in, the estate, right, and interest of the Borrower in and to the Agreement pursuant to the terms of a certain Trust Indenture/Mortgage, acknowledges that it has received copies of the applicable provisions of the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, its rights and remedies under the Trust Indenture/Mortgage will be subject to the terms and conditions of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.

2. Borrower is authorized to exercise, to the exclusion of [Indenture Trustee/Mortgagee] all rights and powers of “Customer” under the Agreement, unless and until Boeing receives a written notice from Indenture Trustee/Mortgagee, addressed to its Vice President - Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, Mail Code 21-34 (if by mail), or (425) 237-1706 (if by facsimile) that an event of default under the Trust Indenture/Mortgage has occurred and is continuing. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Borrower. Thereafter, until Indenture Trustee/Mortgagee has provided Boeing written notice that any such event no longer continues, Boeing will be entitled to deal solely and exclusively with Indenture Trustee/Mortgagee. Boeing may act with acquittance and conclusively rely on any such notice.

Borrower will remain responsible to Boeing for any amounts due Boeing with respect to the Aircraft under the Agreement prior to Boeing’s receipt of such notice. We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing its acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Indenture Trustee/Mortgagee

By	By

Its	Its

Dated	Dated

INL-AGTA-APPEND	Appendix X Page A-33
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix X

SAMPLE

Post-Delivery Security

Receipt of the above letter is acknowledged and the transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By

Its	Attorney-in-Fact

Dated

MSN

INL-AGTA-APPEND	Appendix X Page A-34
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

PURCHASE AGREEMENT NUMBER INL-PA-04224

between

THE BOEING COMPANY

and

Intrepid Aviation Group, LLC

Relating to Boeing Model 777-300ER Aircraft

INL-PA-04224		PA Page 1
BOEING PROPRIETARY
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1-1.	Customer Support Variables
CS1-2.	Customer Support Variables
CS1-3.	Customer Support Variables
EE1.	Engine Escalation, Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

INL-PA-04224		PA Page 2
BOEING PROPRIETARY
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LETTER AGREEMENTS

LA-1402018	AGTA Matters
LA-1402019	Advance Payment Matters
LA-1402021	Assignment of Customer’s Interest for Securing Advance Payment Financing
LA-1402024	***** Escalation Program
LA-1402025	Special Matters relating to COTS Software and End User License Agreements
LA-1402026	Leasing Matters
LA-1402027	Liquidated Damages – Non-Excusable Delay
LA-1402028	Open Matters
LA-1402029	Aircraft Performance Guarantees
LA-1402030	Promotional Support
LA-1402031	Purchase Rights
LA-1402032	Reconfirmation Aircraft
LA-1402033	Special Matters

INL-PA-04224		PA Page 3
BOEING PROPRIETARY
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Purchase Agreement No. PA-04224

between

The Boeing Company

and

Intrepid Aviation Group, LLC

This Purchase Agreement No. PA-04224 between The Boeing Company, a Delaware corporation, (Boeing) and Intrepid Aviation Group, LLC, a Delaware corporation, (Customer), binding and in full force and effect on the date executed below (Effective Date), relating to the purchase and sale of Model 777-300ER aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of 8 July, 2014 between the parties, identified as INL-AGTA (AGTA).

1. Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 777-300ER aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

2. Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4. Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2 The standard advance payment schedule for the Model 777-300ER aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of ***** less the Deposit, due within five (5) days of the Effective Date. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

INL-PA-04224		PA Page 4
BOEING PROPRIETARY
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4.3 For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the Effective Date, the total amount of advance payments due within five (5) days of the Effective Date will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5. Additional Terms.

5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1.

5.5 Engine Escalation Variables. Supplemental Exhibit EE1 describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

INL-PA-04224		PA Page 5
BOEING PROPRIETARY
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

AGREED AND ACCEPTED this

8 July 2014
Date

THE BOEING COMPANY	Intrepid Aviation Group, LLC

/s/ James M. Tomasek	/s/ Gerry Aubrey
Signature	Signature

James M. Tomasek	Gerry Aubrey
Printed name	Printed name

Attorney-in-Fact	Authorized Signatory
Title	Title

INL-PA-04224		PA Page 6
BOEING PROPRIETARY
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Table 1 To

Purchase Agreement No. PA-04224

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-300ER	7000000 pounds
Engine Model/Thrust:	GE90-115BL	115300 pounds
Airframe Price:		*****
Optional Features:		*****

Sub-Total of Airframe and Features:		*****
Engine Price (Per Aircraft):		*****
Aircraft Basic Price (Excluding BFE/SPE):		*****

Buyer Furnished Equipment (BFE) Estimate:		*****
Seller Purchased Equipment (SPE):		*****

Deposit per Aircraft:		*****

Detail Specifications:	D019W005-J (12/23/2013)
Airframe Price Base Year/Escalation Formula:	*****		*****
Engine Price Base Year/Escalation Formula:	*****		*****

Airframe Escalation Data:
Base Year Index (ECI):		*****
Base Year Index (CPI):		*****

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				*****	*****	*****	*****
Oct-2016	1	*****	*****	*****	*****	*****	*****
Dec-2016	1	*****	*****	*****	*****	*****	*****
Jan-2017	1	*****	*****	*****	*****	*****	*****
Mar-2017	1	*****	*****	*****	*****	*****	*****
Oct-2017	1	*****	*****	*****	*****	*****	*****
Feb-2018	1	*****	*****	*****	*****	*****	*****
Total	6

INL-PA-04224 69533-1F.TXT	Boeing Proprietary	Page 1

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Intrepid Aviation Group, LLC

Exhibit A to Purchase Agreement Number PA-04224

INL-PA-04224-EXA		EXA Page 1
BOEING PROPRIETARY
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Exhibit A

AIRCRAFT CONFIGURATION

Dated

relating to

BOEING MODEL 777-300ER AIRCRAFT

The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement INL-PA-04224-LA-1402028, “Open Matters,” to the Purchase Agreement.

INL-PA-04224-EXA		EXA Page 2
BOEING PROPRIETARY
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AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

Intrepid Aviation Group, LLC

Exhibit B to Purchase Agreement Number PA-04224

INL-PA-04224-EXB		EXB Page 1
BOEING PROPRIETARY
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 777-300ER AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1. GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1 Airworthiness and Registration Documents. Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. If required by the regulatory authority, Customer will authorize, by letter to the regulatory authority having jurisdiction, the display of such registration numbers by Boeing during the pre-delivery testing of the Aircraft, no later than three (3) months prior to delivery of each Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2 Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2 Non-U.S. Registered Aircraft. Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft. Boeing will use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.3 Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than six (6) weeks prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

INL-PA-04224-EXB		EXB Page 2
BOEING PROPRIETARY
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1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than fourteen (14) days prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than fourteen (14) days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2. Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than thirty (30) days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3. NOTICE OF FLYAWAY CONFIGURATION.

Not later than fourteen (14) days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)	the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.

INL-PA-04224-EXB		EXB Page 3
BOEING PROPRIETARY
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4. DELIVERY ACTIONS BY BOEING.

4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3 Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
777	*****

4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s subsidiary to Customer. Boeing will cooperate with Customer at the time of delivery in support of Customer’s registration of the Airframe and Engines with the International Registry of Mobile Assets in Dublin, Ireland.

4.7 Delegation of Authority. Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5. DELIVERY ACTIONS BY CUSTOMER.

5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4 TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon

INL-PA-04224-EXB		EXB Page 4
BOEING PROPRIETARY
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the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

5.6 Lessor Identification Placards. Boeing will provide and install without charge lessor ownership identifications placards to be affixed one (1) each to the airframe, each engine and the auxiliary power unit. Customer shall notify Boeing ***** days prior to Aircraft delivery of the desired text to be engraved onto such lessor ownership identification placards.

INL-PA-04224-EXB		EXB Page 5
BOEING PROPRIETARY
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ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

Intrepid Aviation Group, LLC

Supplemental Exhibit AE1

to Purchase Agreement Number PA-04224

INL-PA-04224-AE1		AEA Page 1
BOEING PROPRIETARY
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 777-300ER AIRCRAFT

1. Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) - P

Where:

Pa = Airframe Price Adjustment. (For Model 777-300ER the Airframe Price includes the Engine Price at its basic thrust level.)

P = Airframe Price plus the price of the Optional Features (as set forth in Table 1 of this Purchase Agreement).

*****	*****
*****

Where:

ECIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing – Total Compensation (BLS Series ID CIU2013000000000I), calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

*****	*****
*****

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BOEING PROPRIETARY
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Where:

CPIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement); and

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index – All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and CPI.

Note:

(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	***** is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

(iii)	***** is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

(iv)	The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)	The final value of Pa will be rounded to the nearest dollar.

(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2. Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original

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values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum to be paid in cash or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

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BOEING PROPRIETARY
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BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

Intrepid Aviation Group, LLC

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-04224

INL-PA-04224-BFE1		BFE1 Page 1
BOEING PROPRIETARY
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 777-300ER AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1. Supplier Selection.

1.1 Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates*:

Galley System	July 1, 2015

Galley Inserts	July 1, 2015

Seats (Suites)	October 1, 2014

Seats (F/C, B/C, Premium E/C)	May 1, 2015

Seats (Economy class)	October 1, 2015

Overhead & Audio System	November 1, 2015

In-Seat Video System	*****

Miscellaneous Emergency Equipment	November 1, 2015

*	The supplier selection dates in the table above are based on the ***** delivery position. Aircraft with a scheduled delivery month in ***** are constrained to a follow-on configuration only.

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BOEING PROPRIETARY
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1.2 Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items by the following required lead times for subsequent Code 1 Introductions:

Program	Months prior to the first day of the scheduled delivery month
Galleys and Galley Inserts	*****
Suites	*****
Pod, Business Class and Premium Economy Class Seats	*****
Economy Class Seats	*****
Overhead & Audio System	*****
In-Flight Entertainment (IFE)	*****
Miscellaneous Emergency Equipment	*****

1.3 Buyer Furnished Equipment (BFE) Constraints. Boeing works with the BFE seat and galley suppliers and is knowledgeable of their capacity constraints. As such, under separate communication Boeing will provide Customer with a list of offerable seat and galley BFE suppliers. In the event seat selections are not made within the time constraints as specified above, restrictions to previously integrated seat and IFE combinations, including monitor sizes will be mandated by Boeing. Certain layout of passenger accommodations (LOPA) combinations may be restricted as well. In addition, the 3-3-3 premium economy class seats with a seat pitch greater than forty (40) inches are not offerable.

2. On-dock Dates and Other Information.

On or before ***** months prior to Aircraft delivery, Boeing will provide to Customer the BFE Requirements electronically in My Boeing Fleet (MBF), through My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

Item	Preliminary On-Dock Dates
	October 2016 Aircraft	December 2016 Aircraft

Seats	8/8/2016	10/6/2016

Galleys/Furnishings	8/4/2016	10/4/2016

Antennas & Mounting Equipment	6/9/2016	8/9/2016

Avionics	8/4/2016	10/4/2016

Cabin Systems Equipment	8/4/2016	10/4/2016

Miscellaneous Emergency Equipment	8/4/2016	10/4/2016

Textiles/Raw Material	5/9/2016	7/8/2016

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Item	Preliminary On-Dock Dates
	January 2017 Aircraft	March 2017 Aircraft

Seats	10/28/2016	1/5/2017

Galleys/Furnishings	10/26/2016	1/3/2017

Antennas & Mounting Equipment	8/31/2016	10/31/2016

Avionics	10/26/2016	1/3/2017

Cabin Systems Equipment	10/26/2016	1/3/2017

Miscellaneous Emergency Equipment	10/26/2016	1/3/2017

Textiles/Raw Material	8/1/2016	9/29/2016

Item	Preliminary On-Dock Dates
	October 2017 Aircraft	February 2018 Aircraft

Seats	8/7/2017	11/30/2017

Galleys/Furnishings	8/3/2017	11/28/2017

Antennas & Mounting Equipment	6/8/2017	10/2/2017

Avionics	8/3/2017	11/28/2017

Cabin Systems Equipment	8/3/2017	11/28/2017

Miscellaneous Emergency Equipment	8/3/2017	11/28/2017

Textiles/Raw Material	5/8/2017	8/3/2017

3. Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

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BOEING PROPRIETARY
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CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

INTREPID AVIATION GROUP, LLC

Supplemental Exhibit CS1-1

to Purchase Agreement Number PA-04224

INL-PA-04224-CS1-1		CS1-1 Page 1
BOEING PROPRIETARY
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 777-300ER AIRCRAFT

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Support Program will be based upon and equivalent to the entitlements summarized below.

1. Maintenance Training.

1.1 Airplane General Familiarization Course; one (1) class of twenty-four (24) students;

1.2 Avionics/Airframe/Powerplant/Electrical Line & Base Maintenance Course; two (2) classes of sixteen (16) students each class;

1.3 Airframe/Powerplant Line & Base Maintenance Course; one (1) class of sixteen (16) students;

1.4 Avionics Line & Base Maintenance Course; one (1) class of sixteen (16) students;

1.5 Engine Run-Up Course; two (2) classes of three (3) students each class;

1.6 Corrosion Prevention & Control Course; one (1) class of ten (10) students;

1.7 Aircraft Rigging Course; one (1) class of six (6) students;

1.8 Composite Repair Part II – Basic Composite Repair for Technicians Course; one (1) class of eight (8) students;

1.9 Configuration Database Generator (CDG) Course; one (1) class of ten (10) students;

1.10 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including interactive media, instrument panel wall charts, text/graphics, training DVD programs, training manuals (Coursework Materials), student reference guide, etc. will be provided for use in Customer’s own training program.

2. Flight Training.

2.1 Transition Training for six (6) flight crews (twelve (12) pilots) [1 aircraft]; OR Transition Training for eight (8) flight crews (sixteen (16) pilots) [≥2 aircraft]. The training will consist of ground school (utilizing interactive media), flight training device, and full flight simulator.

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2.2 Operational Familiarization for Dispatchers; one (1) class of six (6) students [1 aircraft]; OR Operational Familiarization for Dispatchers; two (2) classes of six (6) students in each class [≥2 aircraft];

2.3 cabin safety Training; one (1) class of twelve (12) students [1 aircraft]; OR two (2) classes of twelve (12) students in each class [≥2 aircraft];

2.4 Performance Engineer Training in Boeing’s regularly scheduled courses; course schedules are published twice yearly.

2.5 Electronic Check List Authoring Course; one (1) class of four (4) students;

2.6 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including interactive media, instrument panel wall charts, DVD programs, etc. will be provided for use in Customer’s own training program.

2.7 Additional Flight Operations Flight Crew Services:

Boeing flight crew personnel to assist as provided below. Number of listed days per instructor includes days required for travel and instructor days off;

(i)	instructor pilot for eighty-five (85) calendar days for ferry flights, airplane/base training, simulator observation and/or training, proving sectors/flights, Initial operating experience/line assist/revenue service training [1 aircraft] OR instructor pilot for one hundred fifteen (115) calendar days for ferry flights, airplane/base training, simulator observation and/or training, proving sectors/flights, Initial operating experience/line assist/revenue service training [≥2 aircraft]

(ii)	an instructor pilot to visit Customer six (6) months after revenue service training to review Customer’s flight crew operations for a two (2) week period;

(iii)	upon request, a cabin safety training instructor for ferry flight support and/or practical training for no more than seven (7) days.[Passenger aircraft only]

3. Planning Assistance.

3.1 Maintenance engineering. Notwithstanding anything in Exhibit B to the AGTA to the contrary, Boeing will provide the following maintenance engineering support:

3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on site visit to Customer’s main base to assist with the development of their Extended Operation (ETOPS) maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

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3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4 Maintenance engineering Evaluation. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.2 Spares.

(i)	Recommended Spares Parts List (RSPL). A customized RSPL, data and documents will be provided to identify spare parts required for Customer’s support program.

(ii)	Provisioning Training. Training focused on initial provisioning process and calculations reflected in Boeing’s RSPL; conducted at mutual agreed upon location.

(iii)	Spares Provisioning Conference. A provisioning conference will be conducted at a mutually agreed upon location where technical data and personnel are available.

4. Technical Data and Documents.

4.1 Flight Operations.

Airplane Flight Manual

Airplane Rescue and Fire Fighting Information

Dispatch Deviations Guide

ETOPS Guide Vol. III

FMC Supplementary Data Document

Flight Attendant Manual

Flight Crew Operations Manual and Quick Reference Handbook

Flight Crew Training Manual

Flight Planning and Performance Manual

Jet Transport Performance Methods

Operational Performance Software

Weight and Balance Manual Chapter 1 Control and Loading

4.2 Maintenance.

Aircraft Maintenance Manual

Baggage and Cargo Loading Manual

Configuration Database Generator User Guide (CDG)

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Component Maintenance Manual

Fault Isolation Manual

Fault Reporting Manual

Fuel Measuring Stick Manual

Illustrated Parts Catalog

Live Animal Carriage Document

Nondestructive Test Manual

Powerplant Buildup Manual

Service Bulletins and Index

Standard Overhaul Practices Manual Chapter 20

Standard Wiring Practices Manual Chapter 20

Structural Repair Manual

System Schematic Manual

Wiring Diagram Manual

4.3 Service Engineering.

Maintenance Tips

Service Letters

4.4 Maintenance Programs Engineering.

Airline Maintenance Inspection Intervals

ETOPS Configuration, Maintenance and Procedures

ETOPS Guide Vol. I and II

Maintenance Planning Data Document

Maintenance Task Cards and Index

4.5 Facilities and Equipment Planning.

Airplane Recovery Document

Engine Ground Handling Document

GSE Tooling Drawings (Bill of Material, 2D Drawings and Drawing Notes)

Illustrated Tool and Equipment Manual

Maintenance Facility and Equipment Planning Document

Special Tool and Ground Handling Equipment Drawing and Index

4.6 Airport Technology.

Airplane Characteristics for Airport Planning

4.7 Supplier Technical Data.

Overhaul Manual/Component Maintenance Manual Index

Product Support Supplier Directory

Supplier Assembly Drawings

Supplier Component Maintenance Manuals

Supplier Ground Support Equipment List

Supplier Product Support and Assurance Agreements Documents Vol I and II

Supplier Publications Index

Supplier Service Bulletins

Supplier Spare Part Price Catalog

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4.8 Product Standard.

Product Standard Data System

4.9 Fleet Statistical Data and Report.

Fleet reliability views, charts, and reports

5. Aircraft Information.

5.1 Aircraft Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) line maintenance data; (iv) airplane message data, (v) scheduled maintenance data; (vi) service bulletin incorporation; and (vii) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components.

5.2 License Grant. To the extent Customer has or obtains rights to Aircraft Information, Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Aircraft Information and create derivatives thereof in Boeing data and information and products and services provided Customer identification information as originating from Customer is removed. Customer identification information may be retained as necessary for Boeing to provide products and services Customer has requested from Boeing or for Boeing to inform Customer of additional Boeing products and services. This grant is in addition to any other grants of rights in the agreements governing provision of such information to Boeing regardless of whether that information is identified as Aircraft Information in such agreement including any information submitted under the In Service Data Program (ISDP).

For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.

Customer will provide Aircraft Information to Boeing through an automated software feed necessary to support Fleet Statistical Analysis. Boeing will provide assistance to Customer under a separate agreement for mapping services to enable the automated software feed.

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BOEING PROPRIETARY
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

INTREPID AVIATION GROUP, LLC

Supplemental Exhibit CS1-2

to Purchase Agreement Number PA-04224

INL-PA-04224-CS1-2		CS1-2 Page 1
BOEING PROPRIETARY
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 777-300ER AIRCRAFT

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Support Program will be based upon and equivalent to the entitlements summarized below.

1. Maintenance Training.

1.1 Maintenance Training Differences Course covering operational, structural or systems differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; one (1) class of sixteen (16) students.

1.2 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, text and graphics will be provided for use in Customer’s own training program.

2. Flight Training.

2.1 Boeing will provide, if required, one classroom course to acquaint up to sixteen (16) students with operational, systems and performance differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

2.2 Performance Engineer Training in Boeing’s regularly scheduled courses; course schedules are published twice yearly.

2.3 [Applicable only to airlines that select the ECL Option] Electronic Check List Authoring Course; one (1) class of four (4) students.

2.4 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including computer based training courseware, lesson files on CD-ROM discs, instrument panel wall charts and video programs will be provided for use in Customer’s own training program.

3. Planning Assistance.

3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA to the contrary, Boeing will provide the following maintenance engineering support:

3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

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BOEING PROPRIETARY
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3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on site visit to Customer’s main base to assist with the development of their Extended Operations (ETOPS) maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.

3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4 Maintenance Engineering Evaluation. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.2 Spares. Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

4. Technical Data and Documents.

The following will be provided in mutually agreed to formats and quantities. Alternatively, as appropriate, Boeing will revise technical data and documents provided with previously delivered aircraft.

4.1 Flight Operations.

Airplane Flight Manual

Airplane Rescue and Fire Fighting Information

Dispatch Deviations Guide

ETOPS Guide Vol. III

FMC Supplementary Data Document

Flight Attendant Manual

Flight Crew Operations Manual and Quick Reference Handbook

Flight Crew Training Manual

Jet Transport Performance Methods

Operational Performance Software

Performance Engineers Tool (PET)

Weight and Balance Manual Chapter 1 Control and Loading

4.2 Maintenance.

Aircraft Maintenance Manual

Baggage and Cargo Loading Manual

Configuration Database Generator User Guide (CDG)

Component Maintenance Manual

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Fault Isolation Manual

Fault Reporting Manual

Fuel Measuring Stick Manual

Illustrated Parts Catalog

Live Animal Carriage Document

Nondestructive Test Manual

Power Plant Buildup Manual

Service Bulletins and Index

Standard Overhaul Practices Manual Chapter 20

Standard Wiring Practices Manual Chapter 20

Structural Repair Manual

System Schematic Manual

Wiring Diagram Manual

4.3 Service Engineering.

Maintenance Tips

Service Letters

4.4 Maintenance Programs Engineering.

Airline Maintenance Inspection Intervals

ETOPS Configuration, Maintenance and Procedures

ETOPS Guide Vol. I and II

Maintenance Planning Data Document

Maintenance Task Cards and Index

4.5 Facilities and Equipment Planning.

Aircraft Recovery Document

Engine Ground Handling Document

GSE Tooling Drawings (Bill of Material, 2D Drawings and Drawing Notes)

Illustrated Tool and Equipment Manual

Maintenance Facility and Equipment Planning Document

Special Tool and Ground Handling Equipment Drawing and Index

4.6 Airport Technology.

Airplane Characteristics for Airport Planning

4.7 Supplier Technical Data.

Overhaul Manual/Component Maintenance Manual Index

Product Support Supplier Directory

Supplier Assembly Drawings

Supplier Component Maintenance Manuals

Supplier Ground Support Equipment List

Supplier Product Support and Assurance Agreements Documents Vol. I and II

Supplier Publications Index

Supplier Service Bulletins

Supplier Spare Part Price Catalog

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4.8 Product Standard.

Product Standard Data System

4.9 Fleet Statistical Data and Report.

Fleet reliability views, charts, and reports

5. Aircraft Information.

5.1 Aircraft Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) line maintenance data; (iv) airplane message data, (v) scheduled maintenance data; (vi) service bulletin incorporation; and (vii) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components.

5.2 License Grant. To the extent Customer has or obtains rights to Aircraft Information, Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Aircraft Information and create derivatives thereof in Boeing data and information and products and services provided Customer identification information as originating from Customer is removed. Customer identification information may be retained as necessary for Boeing to provide products and services Customer has requested from Boeing or for Boeing to inform Customer of additional Boeing products and services. This grant is in addition to any other grants of rights in the agreements governing provision of such information to Boeing regardless of whether that information is identified as Aircraft Information in such agreement including any information submitted under the In Service Data Program (ISDP).

For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.

Customer will provide Aircraft Information to Boeing through an automated software feed necessary to support Fleet Statistical Analysis. Boeing will provide assistance to Customer under a separate agreement for mapping services to enable the automated software feed.

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CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

INTREPID AVIATION GROUP, LLC

Supplemental Exhibit CS1-3

to Purchase Agreement Number PA-04224

INL-PA-04224-CS1-3		CS1-3 Page 1
BOEING PROPRIETARY
***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 777-300ER AIRCRAFT

Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer’s request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.

1. Maintenance Training.

1.1 Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; one (1) class of sixteen (16) students;

1.2 Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, text and graphics will be provided for use in Customer’s own training program.

2. Flight Training.

Boeing will provide, if required, differences Computer Based Training (CBT) lessons covering operational, systems and performance differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

3. Planning Assistance.

3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA to the contrary, Boeing will provide the following maintenance engineering support:

3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customer’s maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by the Customer.

3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customer’s Extended Operations (ETOPS) maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by the Customer.

3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide assistance to Customer in identifying the impact to Customer’s maintenance tools and ground support equipment resulting from the minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.

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3.2 Spares. Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

4. Technical Data and Documents.

Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

4.1 Fleet Statistical Data and Report.

Fleet reliability views, charts, and reports/

5. Aircraft Information.

5.1 Aircraft Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) line maintenance data; (iv) airplane message data, (v) scheduled maintenance data; (vi) service bulletin incorporation; and (vii) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components.

5.2 License Grant. To the extent Customer has or obtains rights to Aircraft Information, Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Aircraft Information and create derivatives thereof in Boeing data and information and products and services provided Customer identification information as originating from Customer is removed. Customer identification information may be retained as necessary for Boeing to provide products and services Customer has requested from Boeing or for Boeing to inform Customer of additional Boeing products and services. This grant is in addition to any other grants of rights in the agreements governing provision of such information to Boeing regardless of whether that information is identified as Aircraft Information in such agreement including any information submitted under the In Service Data Program (ISDP).

For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.

Customer will provide Aircraft Information to Boeing through an automated software feed necessary to support Fleet Statistical Analysis. Boeing will provide assistance to Customer under a separate agreement for mapping services to enable the automated software feed.

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ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

INTREPID AVIATION GROUP, LLC

Supplemental Exhibit EE1

to Purchase Agreement Number PA-04224

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ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 777-300ER AIRCRAFT

1. ENGINE ESCALATION.

No separate engine escalation methodology is defined for the 777-300ER Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from General Electric Company (GE) GE’s guarantee that GE will extend directly to Customer GE’s warranty, special guarantees and product support services (hereinafter collectively referred to as Warranty); subject, however, to Customer’s acceptance of the conditions set forth in the Warranty.

In consideration for Boeing’s having obtained GE’s guarantee to provide the Warranty directly to the Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. THE WARRANTY GE EXTENDS DIRECTLY TO CUSTOMER IS EXCLUSIVE, AND IS IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY.

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SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

INTREPID AVIATION GROUP, LLC

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-04224

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SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 777-300ER AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-04224.

1. Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Leading edge device and trailing edge flap support system.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2. Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii)	Window and windshield structure but excluding the windows and windshields.

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable

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hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

(v)	Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3. Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spars including stiffeners.

(iii)	Attachment fittings between vertical stabilizer and body.

(iv)	Inspar ribs.

(v)	Rudder hinges and supporting ribs, excluding bearings.

(vi)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vii)	Rudder internal, fixed attachment and actuator support structure.

4. Horizontal Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spars including splices and stiffeners.

(iii)	Inspar ribs.

(iv)	Stabilizer splice fittings and pivot and screw support structure.

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

(vii)	Elevator hinges and supporting ribs, excluding bearings.

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5. Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure.

(v)	For Aircraft equipped with General Electric or Pratt & Whitney engines only, the engine-mounted support fittings.

6. Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder.

(iii)	Upper and lower side strut, including spindles and universals.

(iv)	Upper and lower drag strut, including spindles and universals.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bogie beam.

(ix)	Axles.

(x)	Steering crank arm.

(xi)	Steering rod.

7. Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

(v)	Steering plates and steering collar.

(vi)	Torsion links.

(vii)	Actuator support beam and hanger.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

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INL-PA-04224-LA-1402018

Intrepid Aviation Group, LLC

263 Tresser Blvd., 10th Floor

Stamford, CT 06901

Subject:	AGTA Matters

Reference:	Purchase Agreement No. PA-04224 (Purchase Agreement) between The Boeing Company (Boeing) and Intrepid Aviation Group, LLC (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. AGTA Basic Articles.

1.1 Article 2.2.1, “Taxes,” of the basic articles of the AGTA is revised to read as follows: “Taxes are defined as all taxes, fees, charges, or duties and any interest, penalties, fines, or other additions to tax, including, but not limited to sales, use, value added, gross receipts, stamp, excise, transfer, and similar taxes imposed by any domestic or foreign taxing authority, arising out of or in connection with the performance of the applicable purchase agreement or the sale, delivery, transfer, or storage of any aircraft, BFE, or other things furnished under the applicable purchase agreement. Except for income and capital gains taxes imposed on Boeing or Boeing’s assignee, and Washington State business and occupation taxes imposed on Boeing or Boeing’s assignee, Customer will be responsible for and pay all Taxes. Customer is responsible for filing all tax returns, reports, declarations and payment of any taxes related to or imposed on BFE.”

1.2 Article 2.2.2, “Reimbursement of Boeing,” of the basic articles of the AGTA is revised to read as follows: “Reimbursement of Boeing. Customer will promptly reimburse Boeing on demand, net of additional taxes thereon, for any Taxes that are imposed on and paid by Boeing or that Boeing is responsible for collecting. Boeing will promptly notify Customer if a claim is made against Boeing. If requested by Customer in writing, Boeing shall, at Customer’s expense, take such action as Customer may reasonably direct with respect to such Tax payment including paying such Tax under protest if protest is necessary and proper.”

1.3 Article 3.1, “Certificates,” of the basic articles of the AGTA is revised to read as follows: “Certificates. Model 777-300ER aircraft will be type certified by both the United States Federal Aviation Administration (FAA) and the European Aviation

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Safety Agency (EASA) except for the interior. The interior will receive FAA certification. The interior will also receive EASA validation if the aircraft will be registered in an EASA member state. Boeing will accordingly manufacture each Model 777-300ER aircraft to conform to the appropriate Type Certificates issued by the FAA and EASA and will obtain from the FAA and furnish to Customer at delivery of each Model 777-300ER aircraft either a Standard Airworthiness Certificate or an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations.”

1.4 Article 3.2.1, “Manufacturer Change,” of the basic articles of the AGTA is revised to read as follows: “A Manufacturer Change is defined as any change to an aircraft, data relating to an aircraft, or testing of an aircraft required by the FAA to obtain a Standard Airworthiness Certificate, and/or required by EASA or by the country of import and/or registration to obtain an Export Certificate of Airworthiness.”

1.5 *****

(i)	*****

(ii)	*****

(iii)	*****

1.6 New Article 3.3.3, “EASA Operator Changes,” is added to the basic articles of the AGTA as follows: “EASA Operator Changes. An EASA Operator Change is defined as a change in equipment that is required by EASA regulations, or Joint Aviation Authorities (JAA)-issued regulations for which EASA is responsible, which (i) is generally applicable to transport category aircraft to be used in the European Union certified air carriage and (ii) the required compliance date is on or before the scheduled delivery month of the aircraft. Boeing will deliver each aircraft with EASA Operator Changes incorporated or, at Boeing’s option; with suitable provisions for the incorporation of such EASA Operator Changes, and Customer will pay Boeing’s applicable charges.”

1.7 Article 5.1, “Office Space,” of the basic articles of the AGTA is revised to read as follows: “Office Space. Twelve (12) months before delivery of the first aircraft purchased, and continuing until the delivery of the last aircraft on firm order, Boeing will furnish, free of charge, suitable office space and equipment for the accommodation of up to three representatives or more (as mutually agreed) of Customer in or conveniently located near the assembly plant.”

1.8 Article 5.3, “Demonstration Flights,” of the basic articles of the AGTA is revised to read as follows: “Demonstration Flights. Prior to delivery, Boeing will fly each aircraft up to four hours to demonstrate to Customer the function of the aircraft and its equipment using Boeing’s production flight test procedures, and will fly additional flights, if required as determined by Boeing, to confirm the proper function of the aircraft and its equipment. Customer may designate up to five representatives to participate as observers. All such demonstration flights will be provided at no charge to Customer.”

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1.9 Article 5.5, “Special Aircraft Test Requirements, of the basic articles of the AGTA is revised to read as follows: “Special Aircraft Test Requirements. Boeing may use an aircraft for flight and ground tests prior to delivery, without reduction in the Aircraft Price, if the tests are considered necessary by Boeing (i) to obtain or maintain the Type Certificate or Certificate of Airworthiness for the aircraft or (ii) to evaluate potential improvements that may be offered for production or retrofit incorporation. With respect to Boeing’s use of the aircraft as set forth in sub-paragraph (ii), Boeing will obtain approval from Customer prior to such use when such tests require ten (10) or more flight hours. At no time will the aircraft be intentionally flown outside the Aircraft Flight Manual operational limits.”

1.10 Article 6.1, “Notices of Delivery Dates,” of the basic articles of the AGTA is revised to read as follows: “Notices of Delivery Dates. Boeing will notify Customer of the target delivery date of each aircraft at least thirty (30) days before the scheduled month of delivery and again at least fourteen (14) days before the scheduled delivery date.”

1.11 Article 7.3, “Delay in Delivery of Twelve (12) Months or Less,” of the basic articles of the AGTA is revised to read as follows: “Delay in Delivery of Twelve (12) Months or Less. If the revised delivery month due to an Excusable Delay is twelve (12) months or less after the scheduled delivery month, Customer will accept such aircraft when tendered for delivery, subject to the following:”

1.12 Article 7.3.1, of the basic articles of the AGTA is revised to read as follows: “The calculation of the Escalation Adjustment will be based on the contractually scheduled delivery month.”

1.13 Article 7.3.3, of the basic articles of the AGTA is revised to read as follows: “All other provisions of the applicable purchase agreement, including the BFE on-dock dates for the delayed aircraft, are unaffected by an Excusable Delay. The BFE on-dock dates may be rescheduled in the event that the Excusable Delay affecting Boeing is also directly applicable to Customer’s BFE supplier.”

1.14 Article 7.5, “Aircraft Damaged Beyond Repair,” of the basic articles of the AGTA is revised to read as follows: “Aircraft Damaged Beyond Repair. If an aircraft is destroyed or damaged beyond repair for any reason before delivery, Boeing will give written notice to Customer specifying the earliest month possible, consistent with Boeing’s other contractual commitments and production capabilities, in which Boeing can deliver a replacement. Customer will have sixty (60) days from receipt of such notice to elect to have Boeing manufacture a replacement aircraft under the same terms and conditions of purchase, except that the calculation of the Escalation Adjustment will be based upon the scheduled delivery month in effect immediately prior to the date of such notice, or, failing such election, the applicable purchase agreement will terminate with respect to such aircraft. Boeing will not be obligated to manufacture a replacement aircraft if reactivation of the production line for the specific model of aircraft would be required.”

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1.15 Article 7.6, “Termination,” of the basic articles of the AGTA is revised to read as follows: “Termination. Termination under this Article will discharge all obligations and liabilities of Boeing and Customer with respect to any aircraft and all related undelivered Materials (as defined in Exhibit B, Customer Support Document), training, services, and other things terminated under the applicable purchase agreement, except that Boeing will return to Customer, without interest, an amount equal to all advance payments paid by Customer for the aircraft. If Customer terminates the applicable purchase agreement as to any aircraft, Boeing may elect, by written notice to Customer within thirty (30) days, to acquire Customer’s BFE related to such terminated aircraft. Customer agrees to assign its right to purchase such BFE to Boeing related to such terminated aircraft (or sell if the BFE has been purchased) under substantially similar terms including price as contained in Customer’s BFE contract; provided, however that Customer may choose not to assign or sell the BFE to Boeing if (i) such BFE can be used on another of Customer’s aircraft of similar configuration and Customer is unable to obtain BFE for such other aircraft a) in the time frame required to manufacture such other aircraft or b) under substantially similar terms as the BFE acquired by Boeing, or (ii) such assignment or sale would violate Customer’s contractual commitments under its BFE contracts, or (iii) such assignment or sale would result in increased cost to Customer under its BFE contracts, including but not limited to termination fees and loss of volume discounts. Upon Customer’s notice to Boeing of its election not to sell the BFE to Boeing under either (ii) or (iii) above, Customer will allow Boeing up to thirty (30) days to persuade the BFE supplier to grant such right of assignment and/or eliminate such increased cost to Customer.”

1.16 Article 8.1.2, “Definition of Customer,” of the basic articles of the AGTA is revised to read as follows: “Definition of Customer. For the purposes of this Article, “Customer” is defined as Intrepid Aviation Group, LLC, its parent, divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees, and agents.”

1.16.1 Article 8.2.1, “Insurance Requirements,” of the basic articles of the AGTA is revised to read as follows: “Insurance Requirements. Customer will purchase and maintain, or will cause its lessee to purchase and maintain, insurance acceptable to Boeing and will provide a certificate of such insurance that names Boeing as an additional insured for any and all claims and liabilities for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way relating to Materials, training, services, or other things provided under Exhibit B of the AGTA, which will be incorporated by reference into the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Boeing, except with respect to legal liability to persons or parties other than Customer or Customer’s assignees arising out of an accident caused solely by a product defect in an aircraft. Customer will provide, or cause to be provided, such certificate of insurance at least thirty (30) days prior to the scheduled delivery of the first aircraft under a purchase agreement. The insurance certificate will reference each aircraft delivered to Customer

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pursuant to each applicable purchase agreement. Annual renewal certificates will be submitted to Boeing before the expiration of the policy periods. The form of the insurance certificate, attached as Appendix I, states the terms, limits, provisions, and coverages required by this Article 8.2.1. The failure of Boeing to demand compliance with this Article 8.2.1 in any year will not in any way relieve Customer of its obligations hereunder nor constitute a waiver by Boeing of these obligations except as provided in Article 8.2.2.”

1.17 New Articles 8.2.2.1, “Lease Exception,” 8.2.2.2, “Reduced Limits of Liability for Off-Lease Aircraft,” and 8.2.2.3, “Reduced Limits of Liability for Off-Lease Stored Aircraft,” are added to the basic articles of the AGTA as follows:

“8.2.2.1 Lease Exception. Boeing agrees to release Customer from its obligations under Article 8.2 for an aircraft during the period that a lessee of the aircraft has agreed in writing to be bound by the terms and conditions of Article 8.2 and has provided Boeing with a certificate of insurance pursuant to Article 8.2.1 and Appendix I. Notwithstanding the foregoing, Customer is not released from its obligations under Article 8.2 during any period which Customer has control or possession of an aircraft or when an aircraft is off lease.

8.2.2.2 Reduced Limits of Liability for Off-Lease Aircraft. Boeing acknowledges that during any period that aircraft are off-lease and not being operated by a third-party, Customer may arrange with their insurers a reduced insurance limit of liability from that required by this Article 8.2 and Appendix I of the AGTA to an amount not less than ***** Customer’s right to carry reduced insurance limits of liability during off-lease periods is contingent on no change in ownership of Customer or the Named Insured of Appendix I are made unless properly coordinated and approved through Boeing prior to any such change.

8.2.2.3 Reduced Limits of Liability for Off-Lease Stored Aircraft. Reduced Limits of Liability for Off-Lease Stored Aircraft. During periods when at least one Aircraft is (i) in ground storage and not being operated for any reason including, but not limited to, any test, demonstration, maintenance, repositioning, ferry or acceptance flight, and all other Aircraft are either in ground storage (as described in (i)). or (ii) covered by an active lease and a third party operator’s insurance as described in Article 8.2.2.1, Customer may arrange with its insurers a reduced insurance limit of liability from that required by Article 8.2.1 and Appendix I of the AGTA to an amount not less than ***** Customer’s right to carry reduced insurance limits of liability during off-lease periods is contingent on there being no change in ownership of Customer or the Named Insured of Appendix I, unless properly coordinated and approved through Boeing prior to any such change.”

1.18 Article 9.5, “Exculpatory Clause in Post-Delivery Sale or Lease,” of the basic articles of the AGTA is revised to read as follows: “Exculpatory Clause in Post-Delivery Sale or Lease. If, following the delivery of an aircraft, Customer sells or leases such aircraft and obtains from the transferee any form of exculpatory clause protecting

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Customer from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue, or profit, Customer shall use commercially reasonable efforts to obtain for Boeing the purchaser’s or lessee’s written agreement to be bound by terms and conditions substantially as set forth in Appendix V. This Article 9.5 applies only if purchaser or lessee has not provided to Boeing the written agreement described in Article 9.3 above. If Customer cannot obtain purchaser’s or lessee’s written agreement as set forth in Appendix V, Customer shall use commercially reasonable efforts to obtain an exculpatory clause protecting Boeing from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue, or profit to the same degree as it obtained from the transferee to protect Customer. This Article 9.5 applies only if purchaser or lessee has not provided to Boeing the written agreement described in Article 9.3 above.”

1.19 Appendix 1, “Limits of Liability,” of the appendices of the AGTA is revised to read as follows: “LIMITS OF LIABILITY: To the fullest extent of the Policy limits that the Named Insured carries from the time of delivery of the first Aircraft under the first Purchase Agreement listed under “Aircraft Insured” and thereafter at the inception of each policy period, but in any event no less than the following:

Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable).

777	*****

(In regard to all other models and/or derivatives, to be specified by Boeing).

(In regard to Personal Injury coverage, limits are Twenty-five million U.S. Dollars ($25,000,000) any one offense, and in the aggregate.).”

1.20 Article 3.2, “Customer’s Obligations,” of Exhibit A of the AGTA is revised to read as follows: “authorize Boeing to discuss all technical details of the BFE directly with the BFE suppliers;”

1.21 Article 3.4, “Customer’s Obligations,” of Exhibit A of the AGTA is revised to read as follows: “obtain from supplier a non-exclusive, perpetual, royalty-free, irrevocable license for Boeing to copy BFE Aircraft Software. The license is limited to such use necessary to enable Boeing to load the software copies in (i) the aircraft’s mass storage device (MSD), (ii) media (e.g., diskettes, CD-ROMs, etc.), (iii) the BFE hardware and/or (iv) an intermediate device or other media to facilitate copying of the BFE Aircraft Software into the aircraft’s MSD, BFE hardware and/or media, including media as Boeing may deliver to Customer with the aircraft;”

1.22 Article 3.10, “Customer’s Obligations,” of Exhibit A of the AGTA is revised to read as follows: “ensure that a proprietary information agreement is in place between Boeing and any non-Boeing approved BFE suppliers prior to Boeing providing any documentation to such suppliers;”

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1.23 Article 5, “Nonperformance by Customer,” of Exhibit A of the AGTA is revised to read as follows: “Nonperformance by Customer. If Customer’s nonperformance of obligations in this Exhibit and in the applicable supplemental exhibit to a purchase agreement, BFE Document or BFE Report causes a delay in the delivery of the aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all resulting reasonable expenses and be deemed to have agreed to any such delay in aircraft delivery. In addition Boeing will have the right to:”

1.24 Article 8, “Interchange of BFE,” of Exhibit A of the AGTA is revised to read as follows: “Interchange of BFE. To properly maintain Boeing’s production flow and to preserve Boeing’s delivery commitments, and provided that it does not delay delivery of Customer’s aircraft outside the scheduled delivery month, Boeing reserves the right, if necessary, due to equipment shortages or failures, to interchange new items of BFE acquired from or for Customer with new items of the same part numbers acquired from or for other customers of Boeing. Used BFE acquired from Customer or from other customers of Boeing will not be interchanged.”

1.25 Article 5.3, “General Terms and Conditions,” of Part 1 of Exhibit B of the AGTA is revised to read as follows: “If the training is based at Boeing’s facility, and the aircraft is damaged during such training, Boeing will make all necessary repairs to the aircraft as promptly as possible. Customer will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs to the extent not covered by Boeing’s warranty. If Boeing’s estimated labor charge for the repair exceeds ***** Boeing and Customer will enter into an agreement for additional services before beginning the repair work.”

1.26 Article 5.7, “General Terms and Conditions,” of Part 1 of Exhibit B of the AGTA is revised to read as follows: “If any part of the training described in Article 1.1 of this Exhibit is not used by Customer within twelve (12) months after the delivery of the last aircraft under the relevant purchase agreement, Boeing will not be obligated to provide such training. Notwithstanding the foregoing, at Customer’s request, Boeing will make commercially reasonable efforts to convert any unused training provided under a purchase agreement to other training provided by Boeing under such agreement.”

1.27 Article 1, “Field Service Representation,” of Part 2 of Exhibit B of the AGTA is revised to read as follows: “Field Service Representation. Boeing will as part of its continuing commitment to global support of its aircraft and product furnish field service representation to advise Customer with respect to the maintenance and operation of an aircraft (Field Service Representatives).”

1.28 New Article 2.7, “Maintenance Engineering,” is added to Part 2 of Exhibit B of the AGTA as follows:

“2.7 With respect to the support provided in paragraphs 2.1 through 2.6 above, Customer will be subject to the same standard policy as other Boeing customers purchasing aircraft directly from Boeing.”

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1.29 Article 6.2, “Revisions Based on Boeing Service Bulletin Incorporation,” of Part 3 of Exhibit B of the AGTA is revised to read as follows: “Revisions Based on Boeing Service Bulletin Incorporation. If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing, vendor, or component service bulletin in an aircraft, Boeing will issue revisions to Materials with revision service reflecting the effects of such incorporation into such aircraft. With respect to vendor and component service bulletin incorporation, the foregoing policy will not be applicable to service bulletins associated with Customer’s BFE, Supplemental Type Certificates or service bulletins that are only applicable to one (1) customer.”

1.30 Article 11.3, “Contribution Toward Third Party Damage,” of Part 2 of Exhibit C of the AGTA is revised to read as follows: “Contribution Toward Third Party Damage. Claims by Customer against Boeing for contribution toward third party bodily injury or property damage claims, to the extent of Boeing’s relative percentage of the total fault or other legal responsibility of all persons causing such bodily injuries or property damage, are excepted from the words of this Article 11.”

2. Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to: (a) employees, officers and directors of Customer who (i) have a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and (ii) are obligated not to disclose its contents without the prior written consent of Boeing, (b) Customer’s external auditors, consultants, tax advisors and legal counsel (Professional Advisors) who have a need to know the information in connection with providing services to Customer only when Customer has first obtained from the Professional Advisor a binding obligation of confidentiality that is no less restrictive than the terms hereof, and (c) as required by applicable law. Boeing will limit the disclosure of such confidential business information to its employees, officers, directors, and applicable third parties under contract with Boeing, with a need to know the contents for purposes of helping Boeing perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Customer or as required by applicable law.

INL-PA-04224-LA-1402018
AGTA Matters	LA Page 8

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Very truly yours,

THE BOEING COMPANY

By	/s/ James M. Tomasek

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	8 July, 2014

Intrepid Aviation Group, LLC

By	/s/ Gerry Aubrey

Its	Authorized Signatory

INL-PA-04224-LA-1402018
AGTA Matters	LA Page 9

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

INL-PA-04224-LA-1402019

Intrepid Aviation Group, LLC

263 Tresser Blvd., 10th Floor

Stamford, CT 06901

Subject:	Advance Payment Matters

Reference:	Purchase Agreement No. PA-04224 (Purchase Agreement) between The Boeing Company (Boeing) and Intrepid Aviation Group, LLC (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of the AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1. Deferred Advance Payment Schedule.

1.1 Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, the parties have agreed to defer certain advance payments, and/or portions thereof, until Aircraft delivery (Deferred Advance Payments) and choose to pay advance payments in accordance with the following deferred advance payment schedule (Advance Payments).

1.2 Deferred Advance Payment Schedule.

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2. *****

2.1 *****

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BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

3. *****

3.1 *****

3.2 *****

4. *****

4.1 *****

5. *****

5.1 *****

5.2 *****

6. Advance Payment Set Off Rights.

6.1 Customer agrees that if it defaults on any payment obligation under (i) the Purchase Agreement or (ii) any other agreement with Boeing and fails to cure such default ***** period after notice from Boeing specifying a time period within which to cure, then Boeing may, in addition to any other rights it may have under any agreement or applicable law, apply any or all advance payments, including the acceptance deposit, paid by Customer under the Purchase Agreement, to cure, in part or in whole, any such default (Set Off).

6.2 In the event Boeing Sets Off against any payment obligation owed by Customer to Boeing, absent instruction from Boeing to the contrary, Customer will, after such application, replace within ***** the amount so applied such that the total amount of advance payments will be restored to the aggregate total amount of payments due and owing under the Purchase Agreement as amended by this Letter Agreement. Customer will make all such restoration payments to Boeing by unconditional wire transfer of immediately available funds in United States Dollars in a bank account in the United States designated by Boeing.

6.3 For all purposes of this paragraph 6, including without limitation, notice, Set Off or any other application, the term “Boeing” means and includes The Boeing Company, its divisions, subsidiaries, affiliates and the assignees of each. Nothing herein will constitute an election or waiver of any remedy of Boeing; all such remedies will be cumulative. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.

6.4 Notwithstanding the foregoing, in event Customer enters into financing facility pursuant to Letter Agreement INL-PA-04224-LA-1402021, “Assignment of Customer’s Interest for Securing Advance Payment Financing” to the Purchase Agreement, the offset terms set forth paragraph 5.9 of Attachment A entitled “Setoff Cure and Rights” to such letter agreement will take precedence.

7. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

INL-PA-04224-LA-1402019
Advance Payment Matters	LA Page 2

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

8. Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to: (a) employees, officers and directors of Customer who (i) have a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and (ii) are obligated not to disclose its contents without the prior written consent of Boeing, (b) Customer’s external auditors, consultants, tax advisors and legal counsel (Professional Advisors) who have a need to know the information in connection with providing services to Customer only when Customer has first obtained from the Professional Advisor a binding obligation of confidentiality that is no less restrictive than the terms hereof, and (c) as required by applicable law. Boeing will limit the disclosure of such confidential business information to its employees, officers, directors, and applicable third parties under contract with Boeing, with a need to know the contents for purposes of helping Boeing perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Customer or as required by applicable law.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

INL-PA-04224-LA-1402019
Advance Payment Matters	LA Page 3

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Very truly yours,

THE BOEING COMPANY

By	/s/ James M. Tomasek

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	8 July, 2014

Intrepid Aviation Group, LLC

By	/s/ Gerry Aubrey

Its	Authorized Signatory

INL-PA-04224-LA-1402019
Advance Payment Matters	LA Page 4

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

INL-PA-04224-LA-1402021

Intrepid Aviation Group, LLC

263 Tresser Blvd., 10th Floor

Stamford, CT 06901

Subject:	Assignment of Customer’s Interest for Securing Advance Payment Financing

Reference:	Purchase Agreement No. PA-04224 (Purchase Agreement) between The Boeing Company (Boeing) and Intrepid Aviation Group, LLC (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

This Letter Agreement sets forth the rights and obligations between Boeing and Customer in the event of Customer’s desire to assign certain of its rights and interests under the Purchase Agreement for the purpose of securing advance payment financing. The terms of this Letter Agreement will prevail in the event of any conflict between this Letter Agreement and any provision of the Purchase Agreement.

1. Assignment of Customer’s Interest.

1.1 Boeing may consent to any reasonable request by Customer to assign as security interest certain rights and interests of Customer under the Purchase Agreement if such assignment is solely for the purpose of enabling Customer to secure advance payment financing for the purchase of the Aircraft provided that Customer and Customer’s financiers accept Boeing’s terms and conditions for consenting to a security assignment including, but not limited to, the following: (i) Customer and Customer’s financiers agree that the assignment will be subject to Boeing’s option (Manufacturer’s Option), as defined in paragraph 2, below; (ii) the assignment will be subject to the Manufacturer’s Option upon the occurrence of a Change of Control event as defined in paragraph 3, below; (iii) Customer will continue at all times to remain liable to Boeing under the Purchase Agreement to perform all duties and obligations of Customer; (iv) Boeing will not be subject to any additional liability as a result of the assignment which Boeing would not otherwise be subject to under the Purchase Agreement; and, (v) the assignment will not modify in any respect the continued rights of Boeing under the Purchase Agreement, or require Boeing to divest itself of title to or possession of the Aircraft, or any other things, until delivery thereof and full payment is provided to Boeing.

INL-PA-04224-LA-1402021
Assignment PDP	LA Page 1

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

1.2 For purposes of assignment of a security interest in the Purchase Agreement in exchange for financing the advance payments, Boeing will permit Customer’s financier to be assigned the right to purchase the Aircraft for the Aircraft Basic Price, less a credit memorandum in an amount equal to fifty-five percent (55%) of the Airframe Price, as adjusted by Boeing for any applicable escalation provisions and any costs incurred or benefits received. In calculating the amount payable by the financier for an Aircraft, the financier will receive credit for the advance payments received by Boeing under the Purchase Agreement with respect to that Aircraft. In the event of such assignment, Customer will remain responsible for performance of Customer’s obligations under any separate agreements related to the Aircraft including, but not limited to, agreements with the engine manufacturer or BFE suppliers.

1.3 In addition to the assignable concession percentage in paragraph 1.2 above, Boeing will permit Customer to assign to Customer’s financier the following alternate advance payment schedule which modifies the due dates and amounts of the advance payments from those included in the standard advance payment schedule provided in Table 1 of the Purchase Agreement.

Months Prior to Delivery	Amount due per Aircraft
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1.4 *****

2. Manufacturer’s Option.

If Customer’s financier gives notice that it intends to exercise its assigned right to assume Customer’s rights under the Purchase Agreement with respect to any Aircraft, Boeing will have the right to assume those rights under the Purchase Agreement with respect to such Aircraft by paying an amount equal to the aggregate of the advance payments funded by the advance payment financing, and received by Boeing under the Purchase Agreement with respect to that Aircraft.

3. Change of Control Event.

A “Change of Control” will mean the occurrence of any one or more of the following events: (i) any party taking any action to foreclose or otherwise exercise any right such party may have to control or otherwise direct Customer pursuant to a security agreement, pledge or otherwise; (ii) any change of ownership or control of Customer whether through sale, merger, consolidation or otherwise where such merger or consolidation results in Customer holding less than fifty percent (50%) equity interest and less than fifty-one percent (51%) voting interest in the resulting merged or

INL-PA-04224-LA-1402021
Assignment PDP	LA Page 2

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission consolidated entity; (iii) the creation of any lien upon the assets of Customer or any pledge of any ownership or other interest in Customer to any party; or, (iv) the bankruptcy (whether voluntary, involuntary or otherwise) or insolvency of the Customer.

4. *****

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7. Assignment.

This Letter Agreement is provided as an accommodation to Customer in consideration of its relationship with Boeing, and cannot be assigned in whole or in part.

8. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to: (a) employees, officers and directors of Customer who (i) have a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and (ii) are obligated not to disclose its contents without the prior written consent of Boeing, (b) Customer’s external auditors, consultants, tax advisors and legal counsel (Professional Advisors) who have a need to know the information in connection with providing services to Customer only when Customer has first obtained from the Professional Advisor a binding obligation of confidentiality that is no less restrictive than the terms hereof, and (c) as required by applicable law. Boeing will limit the disclosure of such confidential business information to its employees, officers, directors, and applicable third parties under contract with Boeing, with a need to know the contents for purposes of helping Boeing perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Customer or as required by applicable law.

INL-PA-04224-LA-1402021
Assignment PDP	LA Page 3

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Very truly yours,

THE BOEING COMPANY

By	/s/ James M. Tomasek

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	8 July, 2014

Intrepid Aviation Group, LLC

By	/s/ Gerry Aubrey

Its	Authorized Signatory

INL-PA-04224-LA-1402021
Assignment PDP	LA Page 4

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Attachment A to Letter Agreement

No. INL-PA-04224-LA-1402021

***** This Attachment A has been redacted in full. *****

No. INL-PA-04224-LA-1402021

*****

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

INL-PA-04224-LA-1402024

Intrepid Aviation Group, LLC

263 Tresser Blvd., 10th Floor

Stamford, CT 06901

Subject:	***** Escalation Program

Reference:	Purchase Agreement No. PA-04224 (Purchase Agreement) between The Boeing Company (Boeing) and Intrepid Aviation Group, LLC (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Definitions.

Escalation Notice means the written communication provided by Boeing to Customer in accordance with the requirements of paragraph 3.1, below.

Program Aircraft means each Aircraft and Reconfirmation Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement.

2. Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the Escalation Adjustment for the Airframe Price and Optional Features Prices for each Program Aircraft will be determined in accordance with this Letter Agreement.

3. Escalation Forecast and Escalation Notice.

3.1 Boeing will release an escalation forecast in February and August of each year based on Boeing’s then current standard ECI-MFG/CPI escalation formula. Only one escalation forecast will be used for each Program Aircraft to conduct the escalation analysis performed in accordance with ***** below. Such escalation forecast (Appropriate Escalation Forecast) and the Program Aircraft applicable to it, is set forth in Attachment A.

3.2 *****

3.2.1 *****

3.2.2 *****

INL-PA-04224-LA-1402024
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BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

3.3 *****

3.4 *****

3.4.1 *****

4. Escalation Calculation at Program Aircraft Delivery.

4.1 If an Escalation Notice has been provided pursuant to paragraph *****

4.2 If an Escalation Notice has not been provided pursuant to paragraph *****

4.2.1 *****

4.2.2 *****

4.2.3 *****

5. Applicability to Other Financial Consideration.

The escalation adjustment for any other sum, identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft will be calculated using the escalation methodology established in this Letter Agreement for such Program Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

6. Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer taking title to the Aircraft at time of delivery and leasing the Aircraft and cannot be assigned in whole or in part.

7. Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to: (a) employees, officers and directors of Customer who (i) have a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and (ii) are obligated not to disclose its contents without the prior written consent of Boeing, (b) Customer’s external auditors, consultants, tax advisors and legal counsel (Professional Advisors) who have a need to know the information in connection with providing services to Customer only when Customer has first obtained from the Professional Advisor a binding obligation of confidentiality that is no less restrictive than the terms hereof, and (c) as required by applicable law. Boeing will limit the disclosure of such confidential business information to its employees, officers, directors, and applicable third parties under contract with Boeing, with a need to know the contents for purposes of helping Boeing perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Customer or as required by applicable law.

INL-PA-04224-LA-1402024
***** Escalation Program	LA Page 2

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Very truly yours,

THE BOEING COMPANY

By	/s/ James M. Tomasek

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	8 July, 2014

Intrepid Aviation Group, LLC

By	/s/ Gerry Aubrey

Its	Authorized Signatory

INL-PA-04224-LA-1402024
***** Escalation Program	LA Page 3

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

ATTACHMENT A

Escalation Forecast & Escalation Notice Date

Escalation Forecast	Applicable to Program Aircraft Delivering in Time Period	Escalation Notice Date
Aug 2014	August 2016 through January 2017	15 Oct 2014
Feb 2015	February 2017 through July 2017	15 Apr 2015
Aug 2015	August 2017 through January 2018	15 Oct 2015
Feb 2016	February 2018 through July 2018	15 Apr 2016

INL-PA-04224-LA-1402024
***** Escalation Program	LA Attachment A Page 1

BOEING PROPRIETARY

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ATTACHMENT B

Escalation Factors - *****

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INL-PA-04224-LA-1402024
***** Escalation Program	LA Attachment B Page 1

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

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INL-PA-04224-LA-1402024
***** Escalation Program	LA Attachment B Page 2

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

INL-PA-04224-LA-1402025

Intrepid Aviation Group, LLC

263 Tresser Blvd., 10th Floor

Stamford, CT 06901

Subject:	Special Matters relating to COTS Software and End User License Agreements

Reference:	Purchase Agreement No. PA-04224 (Purchase Agreement) between The Boeing Company (Boeing) and Intrepid Aviation Group, LLC (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Recitals

1. Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (COTS Software).

2. The industry practice with respect to COTS Software is to permit manufacturers to install the software in products for sale to customers. The manufacturer is required to pass to the customer an End User License Agreement (EULA), which covers the right to use the COTS Software. The EULAs also require each user of the product to further license the software and pass the EULA to any user to whom he transfers the product.

3. Because of the described industry practice with respect to COTS Software, Boeing does not acquire title to COTS Software and cannot pass title to COTS Software at the time of delivery of the Aircraft.

4. Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the respective rights and obligations of the parties with respect to the COTS Software included in the Aircraft.

Agreement

1. Prior to delivery of the Aircraft, Boeing will make available to Customer copies of all EULAs applicable to the Aircraft, and Customer agrees to comply with customary and reasonable provisions of the applicable EULAs.

2. Notwithstanding the provisions of Article 6.3 of the AGTA, at delivery of each Aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances except as provided in applicable EULAs.

3. In connection with any sale or other transfer of the Aircraft, Customer agrees to comply with customary and reasonable provisions of the applicable EULAs, including without limitation the re-licensing of the software to Customer’s transferee and the flow down within such license of the further requirement that Customer’s transferee comply with and flow to other transferees the obligations of the EULA.

INL-PA-04224-LA-1402025
Special Matters relating to COTS Software and EULA	LA Page 1

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Very truly yours,

THE BOEING COMPANY

By	/s/ James M. Tomasek

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	8 July, 2014

Intrepid Aviation Group, LLC

By	/s/ Gerry Aubrey

Its	Authorized Signatory

INL-PA-04224-LA-1402025
Special Matters relating to COTS Software and EULA	LA Page 2

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

INL-PA-04224-LA-1402026

Intrepid Aviation Group, LLC

263 Tresser Blvd., 10th Floor

Stamford, CT 06901

Subject:	Leasing Matters

Reference:	Purchase Agreement No. PA-04224 (Purchase Agreement) between The Boeing Company (Boeing) and Intrepid Aviation Group, LLC (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

It is understood that Customer intends to lease the Aircraft to a third party or parties (Lessee or Lessees) and that such Lessees will be in the commercial airline business as an operator of aircraft. This Letter Agreement relates to certain services that Boeing will provide to such Lessees.

1. Lease of Aircraft Prior to Delivery.

In most cases, leases will be entered into prior to delivery of the Aircraft to be leased. The parties understand that provisions related to lease of an Aircraft and assignment of Purchase Agreement rights related thereto are contained in Article 9 of the AGTA.

2. Identification of Lessee(s).

2.1 At the time of execution of the Purchase Agreement, Customer has not identified Lessees to Boeing for any of the Aircraft. Customer agrees to give Boeing written notice as soon as reasonably practicable (preferably twenty-four (24) or more months prior to the month during which a particular Aircraft is scheduled for delivery) of the name and address of the applicable Lessee, the month of Aircraft delivery, the desired country of registration, the manufacturer’s serial number, and confirmation that the Aircraft has been placed on a multi-year operating lease. If a configuration for the Aircraft identified for a Lessee has not been defined by fourteen (14) months prior to the scheduled month of delivery, then Boeing reserves the right to implement such Aircraft into production in the Customer’s baseline configuration set forth in Exhibit A to the Purchase Agreement. It is understood that identifying a Lessee within the preferred time frame does not assure that all desired configuration changes will be available for the Aircraft identified for the Lessee.

INL-PA-04224-LA-1402026
Leasing Matters	LA Page 1

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

2.2 Promptly after such notification for other than U.S. registered aircraft or EASA member state registered aircraft, Boeing will give Customer written notice as to whether such Aircraft can be delivered no later than its contract delivery month and in a configuration such that an Export Certificate of Airworthiness can be obtained for the desired country of registry requested.

2.2.1 If Boeing determines that obtaining such requested Export Certificate of Airworthiness would result in delivery of the Aircraft later than its contract delivery month, then Boeing will notify Customer that Boeing will either, (i) adjust the contract delivery month to reflect a month in which an Export Certificate of Airworthiness can be obtained for the desired country of registry requested or (ii) deliver the Aircraft with a Standard Airworthiness Certificate in accordance with the Purchase Agreement. In the event that Boeing selects (i) above, Boeing will not have the option to deliver the Aircraft with a Standard Airworthiness Certificate due to Boeing’s inability to obtain an Export Certificate of Airworthiness. Boeing and Customer agree that any delays in Delivery directly attributable to regulatory changes in the applicable country of registry which occur six (6) months or less prior to scheduled Delivery will be deemed to be an Excusable Delay.

3. Customer Support.

3.1 It is recognized by Boeing that the Lessees to be identified under paragraph 2 above may have different requirements with regard to training, services and Materials applicable to the Aircraft. For the purpose of this Letter Agreement, and in order to determine the applicability of either Supplemental Exhibit CS1-1, CS1-2 or CS1-3 (and Parts thereof) to each of the Lessees, the Customer Support categories listed below will apply. Applicability of these categories will be at the sole discretion of Boeing and may be modified by Boeing to meet the specific circumstances of the Lessee.

(i)	Category 1 is for a new model introduction into the Lessee’s fleet. The Lessee does not operate and is not scheduled to accept delivery of an aircraft that is in the same model family as the Aircraft prior to delivery of Customer’s Aircraft to the Lessee.

(ii)	Category 2 is for a major sub-model differences introduction into the Lessee’s fleet. The Lessee operates or is scheduled to accept delivery of an aircraft that is in the same model family as the Aircraft prior to delivery of Customer’s Aircraft to the Lessee and is not determined to be Category 3.

(iii)	Category 3 is for a minor sub-model differences introduction into the Lessee’s fleet. The Lessee operates or is scheduled to accept delivery of an aircraft that is the same sub-model or a sub-model with minor variation from the Aircraft prior to delivery of Customer’s Aircraft to the Lessee.

INL-PA-04224-LA-1402026
Leasing Matters	LA Page 2

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

3.1.1 After Customer identifies the Lessee of an Aircraft to Boeing, Boeing will promptly give written notice to Customer of the Customer Support category and which Customer Support Document (Supplemental Exhibit CS1-1, CS1-2 or CS1-3) in the Purchase Agreement is applicable to such Lessee. For avoidance of doubt, Boeing will be obligated to provide only one Customer Support Document package (CS1-1, CS1-2 or CS1-3) to any Lessee.

3.1.2 Boeing will provide the training, services and Materials set forth in Supplemental Exhibit CS1-1, CS1-2 or CS1-3 to the Purchase Agreement under the terms, conditions and provisions thereof to Lessees in Categories 1, 2 or 3 respectively; provided, that such Lessees are the initial Lessees of the Aircraft.

3.2 Prior to the provision of any training, services and Materials, Customer and Lessee will enter into a partial assignment of certain rights and duties under the Purchase Agreement containing terms and conditions essentially as set forth in Attachment A to this Letter Agreement. Such partial assignment will relate only to training, services and Materials, will not assign warranty or other rights under the Purchase Agreement, which will be reserved until delivery and assigned at that time, and will be subject to Boeing’s consent pursuant to the provisions of Article 9 of the AGTA. Notwithstanding the assignment described herein, Customer acknowledges that it remains responsible for performance of all the terms and conditions of the Purchase Agreement. In addition, Customer will require Lessee to provide the protections described in Article 8 of the AGTA. Customer and Boeing agree that Boeing’s obligation to provide the training, services and Materials to Lessee is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in Article 8.2 of the AGTA, prior to the provision of such training, services and Materials.

4. Spare Parts.

It is understood that the Lessee of each Aircraft will require spare parts to support operations of the Aircraft. At the time Lessee is identified as provided in paragraph 2, above, Customer will confirm whether Lessee has a Customer Services General Terms Agreement (CSGTA) with Boeing, and, if not, advise Lessee of the requirement to enter into a CSGTA and spares provisioning agreements with Boeing in a timely manner in order to provision for spare parts.

5. Schedule Requirements.

In the event of late notification by Customer of the identity of the Lessee as required by paragraph 2 above, Boeing’s ability to schedule and provide the training, services and Materials and initial provisioning of spare parts to support a Lessee’s operation of the Aircraft may be subject to subcontracting of such support services to third parties or to severe curtailment of such training, services and Material if such subcontracting is not practicable. Notwithstanding the foregoing, Boeing will make reasonable commercial efforts to reschedule the training if such rescheduling is practicable.

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BOEING PROPRIETARY

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6. Assignment of Additional Rights at Delivery.

At the time of delivery by Boeing of any Aircraft to Customer and Customer’s re-delivery of an Aircraft to an initial Lessee, Customer and Lessee will enter into an assignment of the remaining rights and duties under the Purchase Agreement (including warranty rights), pursuant to the provisions of Article 9 of the AGTA.

7. EASA Compliance Report.

Upon request, Boeing will provide an EASA compliance report at time of Aircraft delivery for Aircraft delivering to lessees not regulated by EASA.

Very truly yours,

THE BOEING COMPANY

By	/s/ James M. Tomasek

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	8 July, 2014

Intrepid Aviation Group, LLC

By	/s/ Gerry Aubrey

Its	Authorized Signatory

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BOEING PROPRIETARY

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ATTACHMENT A

EXPLANATION & INSTRUCTIONS:

The Partial Assignment of Rights form which follows as Attachment A must be executed prior to the provision of the training, services and Materials described in the applicable Supplemental Exhibit (Customer Support Document) to the Purchase Agreement. It assigns only rights described in such document and does not assign warranty or other rights under the Purchase Agreement, which are reserved until delivery and are assigned at that time.

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BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

Attention:	Vice President - Contracts
Mail Code 21-24

Subject:	Partial Assignment of Rights - Intrepid Aviation Group, LLC as Lessor and as Lessee of Model 777-300ER Aircraft

Gentlemen:

In connection with the lease by Intrepid Aviation Group, LLC (Customer) to                                          (Lessee) of a Boeing aircraft (more fully described below), reference is made to the following documents:

(i)	Purchase Agreement No. PA-04224 dated as of , 20 , between The Boeing Company (Boeing) and Customer, as amended and supplemented (Purchase Agreement), under which Customer purchased Boeing Model 777-300ER aircraft, including certain aircraft which have been designated for lease to Lessee (Aircraft).

(ii)	Aircraft General Terms Agreement No. INL-AGTA dated as of , 20 , between Boeing and Customer, as amended and supplemented (AGTA), which defines terms and conditions referenced in the Purchase Agreement.

(iii)	+ dated as of , 20 between Customer and Lessee relating to the lease of the Aircraft (Lease).

Pursuant to the Lease, Customer has agreed to lease the Aircraft to Lessee. Included in such Lease is the transfer to Lessee of certain rights to receive training, support and services, and other things related to the Aircraft under the provisions of Supplemental Exhibit CS1 (Customer Support Document) to the Purchase Agreement. In order to accomplish such transfer of such rights, as authorized by the provisions of Article 9 of the AGTA, the parties agree as follows:

1. Lessee’s Agreement to be Bound.

In consideration of Boeing’s acknowledgment of this notice, Lessee, its successors and permitted assigns, hereby agree to be bound by and comply with all applicable terms, conditions, and limitations of the Purchase Agreement including, without limitation, the exclusion of liability, disclaimer, and insurance provisions of the AGTA as incorporated into the Purchase Agreement.

2. Lessee’s Insurance.

Boeing’s obligation to provide the training, services and Materials to Lessee is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in Article 8.2 of the AGTA, prior to the provision of such training, services and Materials.

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BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

3. Continuing Lessor Rights and Obligations.

Customer reserves to itself all rights, claims and interests it may have under the Purchase Agreement not expressly assigned to Lessee hereunder and Customer acknowledges that it remains responsible to perform all of the terms and conditions of the Purchase Agreement, including without limitation responsibility (i) for any payments due Boeing with respect to the Aircraft under Article 3 (Price) and Article 4 (Payment) of the Purchase Agreement and any Spare Parts or Leased Parts for the Aircraft ordered by Customer under Customer’s CSGTA, and (ii) for the risk protections specified in Article 8 of the AGTA.

4. Appointment of Lessee.

Customer hereby assigns to Lessee the sole authority to exercise all rights and powers of Customer with respect to certain training, services and Materials under the Customer Support Document to the Purchase Agreement, attached herein. Such authorization will continue until Boeing will have received from Customer written notice to the contrary addressed to Boeing’s Vice President - Contracts, Mail Code 21-24, P.O. Box 3707, Seattle, Washington 98124-2207 (by courier: 1901 Oakesdale Avenue SW, Renton, WA 98057). Until Boeing will have received such notice, Boeing will be entitled to deal exclusively and solely with Lessee with respect to the training, services and Materials and with respect to the rights, powers, duties or obligations under the Customer Support Document to the Purchase Agreement attached herein, and all actions taken by Lessee or agreements entered into by Lessee with respect to such training, services and Materials during the period prior to Boeing’s receipt of such notice will be final and binding upon Customer.

5. Modification, Revision or Substitution of Training, Services and Materials.

Customer and Lessee agree that the appointment of Lessee set forth in paragraph 4 herein includes the authority, with Boeing’s agreement, to modify, revise or substitute the form, type, and scope of the training, services and Materials; provided however, that such modification, revision or substitution does not create any additional financial obligation by Customer to Boeing. It is further understood and agreed that the provisions of this assignment (including but not limited to matters of exclusion of liability, disclaimer, and insurance) will apply to the provision by Boeing of such modified, revised or substituted training, services and Materials to the same extent as if they were specifically described in the Purchase Agreement.

6. Boeing Rights and Obligations.

Customer and Lessee confirm expressly for the benefit of Boeing that nothing in this assignment will (i) subject Boeing to any obligation or liability to which it would not otherwise be subject under the Purchase Agreement or limit, restrict, or change in any respect Boeing’s rights, representations, warranties, indemnities or other agreements thereunder, except as otherwise expressly provided herein, (ii) limit any rights of set-off Boeing may have under applicable law, or (iii) require Boeing to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefore as provided in the Purchase Agreement.

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BOEING PROPRIETARY

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7. Signing in Counterparts.

This assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

8. GOVERNING LAW.

THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS RULES.

9. Lessee Acceptance.

Lessee hereby accepts the authorizations set forth in paragraphs 4 and 5 herein.

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and confirm the transfer of rights under the Purchase Agreement as set forth above, by signing the acknowledgment set forth below and forwarding one copy of this letter, so acknowledged, to each of the undersigned.

IN WITNESS WHEREOF, the parties hereto have caused this Partial Assignment of Rights agreement to be duly executed as of the dates written below.

Very truly yours,

[NAME OF LESSOR]

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

[NAME OF LESSEE]

By

Its

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BOEING PROPRIETARY

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Boeing Acknowledgment

Receipt of the above letter acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft as described above confirmed, effective as of the date indicated below:

THE BOEING COMPANY

By

Its	Attorney-In-Fact

Date:	, 20+

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BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

INL-PA-04224-LA-1402027

Intrepid Aviation Group, LLC

263 Tresser Blvd., 10th Floor

Stamford, CT 06901

Subject:	Liquidated Damages – Non-Excusable Delay

Reference:	Purchase Agreement No. PA-04224 (Purchase Agreement) between The Boeing Company (Boeing) and Intrepid Aviation Group, LLC (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery Month) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1. Liquidated Damages.

Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay in excess of ***** days (collectively the Non-Excusable Delay Payment Period) at a rate of ***** per Aircraft (Liquidated Damages). Liquidated Damages will be payable on the last business day of each month that such liquidated damages are applicable.

2. Interest.

In addition to the Liquidated Damages in paragraph 1, for each day of Non-Excusable Delay in excess of fourteen (14) days after the Scheduled Delivery Month, Boeing will pay Customer interest calculated as follows (Interest):

The product of the daily interest rate (computed by dividing the interest rate in effect for each day by three hundred sixty-five (365) days, or three hundred sixty-six (366) days, as the case may be) times the entire amount of advance payments received by Boeing for such Aircraft. The interest rate in effect for each day will be computed using the 90 day Certificate of Deposit rate as published in the Wall Street Journal, U.S. edition, effective the first business day of the calendar quarter and reset each calendar quarter.

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Such interest will be calculated on a simple interest basis and paid in full at actual delivery of the Aircraft.

3. Right of Termination.

Customer will not have the right to refuse to accept delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such Aircraft exceeds ***** days (Non-Excusable Delay Period). Within ***** days of receipt of written notice from Boeing that delivery of an Aircraft will be delayed beyond the Non-Excusable Delay Period, either party may terminate the Purchase Agreement as to such Aircraft by written or telegraphic notice given to the other. If neither Party terminates the Purchase Agreement within said ***** day period, then the Purchase Agreement will remain in effect for that Aircraft.

4. Termination: Payment.

If the Purchase Agreement is terminated with respect to any Aircraft for a Non-Excusable Delay, Boeing will pay Customer within five (5) business days:

(i)	Interest calculated and paid in full as described above, except the period of interest calculation will end on the date Boeing returns such advance payments, excluding the actual day of return.

(ii)	The entire principal amount of the advance payments received by Boeing for such Aircraft.

5. Exclusive Remedies.

The remedies set forth in this Letter Agreement are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

6. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft and leasing the Aircraft and cannot be assigned in whole or, in part.

7. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to: (a) employees, officers and directors of Customer who (i) have a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and (ii) are obligated

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not to disclose its contents without the prior written consent of Boeing, (b) Customer’s external auditors, consultants, tax advisors and legal counsel (Professional Advisors) who have a need to know the information in connection with providing services to Customer only when Customer has first obtained from the Professional Advisor a binding obligation of confidentiality that is no less restrictive than the terms hereof, and (c) as required by applicable law. Boeing will limit the disclosure of such confidential business information to its employees, officers, directors, and applicable third parties under contract with Boeing, with a need to know the contents for purposes of helping Boeing perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Customer or as required by applicable law.

Very truly yours,

THE BOEING COMPANY

By	/s / James M. Tomasek

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	8 July, 2014

Intrepid Aviation Group, LLC

By	/s / Gerry Aubrey

Its	Authorized Signatory

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INL-PA-04224-LA-1402028

Intrepid Aviation Group, LLC

263 Tresser Blvd., 10th Floor

Stamford, CT 06901

Subject:	Open Matters

Reference:	Purchase Agreement No. PA-04224 (Purchase Agreement) between The Boeing Company (Boeing) and Intrepid Aviation Group, LLC (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Aircraft Delivery Schedule.

1.1 The delivery positions shown in Table 1 of the Purchase Agreement are nominal delivery months (Nominal Delivery Month) and each Nominal Delivery Month is subject to advance or slide by ***** month. Twenty-four (24) months prior to the Nominal Delivery Month of each Aircraft, Boeing will notify Customer of the scheduled delivery month (Scheduled Delivery Month) for such Aircraft at its sole discretion (Delivery Month Notice).

1.2 For lessee marketing and planning purposes Customer may assume that the Aircraft will deliver in the Nominal Delivery Month. If, at the time of the Delivery Month Notice, Customer has not yet committed to a lessee for delivery of the Aircraft, the Purchase Agreement will be amended to revise the delivery month of the Aircraft as set out in the Delivery Month Notice, subject to the provisions of paragraph 1.1 above. If, at the time of the Delivery Month Notice, Customer has (i) committed to a lessee for delivery of the Aircraft in the Nominal Delivery Month and (ii) has provided Boeing notice of such lessee commitment either before or within ***** business days of receipt of the Delivery Month Notice, then the Aircraft will be re-contracted for delivery in the Nominal Delivery Month, or upon agreement of the lessee, in the month specified by Boeing.

2. Aircraft Configuration.

2.1 Initial Configuration. The initial configuration of Customer’s Model 777-300ER Aircraft has been defined by Boeing Model 777-300ER basic specification D019W005 Rev J dated December 23, 2013 as described in Article 1 and Exhibit A of the Purchase Agreement. Final configuration of the Aircraft will be completed as described in this Letter Agreement.

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2.2 Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then-current Boeing configuration documentation (Final Configuration) in accordance with the following schedule:

2.2.1 No later than twenty-four (24) months prior to each Aircraft’s scheduled delivery month, Boeing and Customer will discuss potential optional features.

2.2.2 Within sixty (60) days after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

2.2.3 Customer will then have thirty (30) days to accept or reject the optional features.

3. Amendment of the Purchase Agreement. Within forty-five (45) calendar days following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

3.1 Changes applicable to the basic Model 777-300ER aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration. *****

3.2 Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing pursuant to paragraph 1.2 above (Customer Configuration Changes);

3.3 Revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance resulting from the incorporation of the Customer Configuration Changes;

3.4***** changes to the Optional Features Prices, Aircraft Basic Price and Advance Payment Base Price of the Aircraft to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes; and

3.5 Changes to the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated amount included in Table 1 of the Purchase Agreement for Seller Purchased Equipment (SPE) and the price of the SPE reflected in the Customer Configuration Changes.

4. Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

4.1 Software. Additional provisions relating to software.

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4.2 Installation of Cabin Systems Equipment. Additional provisions relating to the terms under which Boeing will offer and install in-flight entertainment systems in the Aircraft.

4.3 Seller Purchased Equipment (SPE) and/or Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may offer or install SPE and/or BFE in the Aircraft.

4.4 Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may offer or install BFE in the Aircraft.

Very truly yours,

THE BOEING COMPANY

By	/s / James M. Tomasek

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	8 July, 2014

Intrepid Aviation Group, LLC

By	/s / Gerry Aubrey

Its	Authorized Signatory

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INL-PA-04224-LA-1402029

Intrepid Aviation Group, LLC

263 Tresser Blvd., 10th Floor

Stamford, CT 06901

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-04224 (Purchase Agreement) between The Boeing Company (Boeing) and Intrepid Aviation Group, LLC (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in Attachment A or B based on the applicable configuration. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

1. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

2. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to: (a) employees, officers and directors of Customer who (i) have a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and (ii) are obligated not to disclose its contents without the prior written consent of Boeing, (b) Customer’s external auditors, consultants, tax advisors and legal counsel (Professional Advisors) who have a need to know the information in connection with providing services to Customer only when Customer has first obtained from the Professional Advisor a binding obligation of confidentiality that is no less restrictive than the terms hereof, and (c) as required by applicable law. Boeing will limit the disclosure of such confidential business information to its employees, officers, directors, and applicable third parties under contract with Boeing, with a need to know the contents for purposes of helping Boeing perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Customer or as required by applicable law.

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Very truly yours,

THE BOEING COMPANY

By	/s / James M. Tomasek

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	8 July, 2014

Intrepid Aviation Group, LLC

By	/s / Gerry Aubrey

Its	Authorized Signatory

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Attachment A to Letter Agreement

No. INL-PA-04224-LA-1402029

GE90-115BL Engines

MODEL 777-300ER PERFORMANCE GUARANTEES

FOR INTREPID AVIATION GROUP, LLC

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

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BOEING PROPRIETARY

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Attachment A to Letter Agreement

No. INL-PA-04224-LA-1402029

GE90-115BL Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment A (the “Performance Guarantees”) are applicable to the 777-300ER Aircraft equipped with Boeing furnished GE90-115BL engines.

2	FLIGHT PERFORMANCE

Cruise Range

The still air range at an initial cruise altitude of 32,000 feet on a standard day at 0.84 Mach number, starting at a gross weight of 680,000 pounds and consuming 200,000 pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	***** Nautical Miles
TOLERANCE:	***** Nautical Miles
GUARANTEE:	***** Nautical Miles

Conditions and operating rules:

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value specified in the Customer’s Detail Specification plus *****

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Attachment A to Letter Agreement

No. INL-PA-04224-LA-1402029

GE90-115BL Engines

4	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment A are based on the Aircraft configuration as defined in D019W005, Revision J, “Configuration Specification, Model 777-300ER”, dated December 23, 2013, plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	The Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment A are, unless otherwise specified, the 777-300ER Certification Basis regulations specified in the Type Certificate Data Sheet T00001SE, dated March 16, 2004.

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification

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Attachment A to Letter Agreement

No. INL-PA-04224-LA-1402029

GE90-115BL Engines

basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment A shall be appropriately modified to reflect any such change.

5.4	The cruise range guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 212 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 10,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 50 percent). The APU is turned off unless otherwise specified.

5.5	The cruise range guarantee is based on an Aircraft center of gravity location of 30 percent of the mean aerodynamic chord.

5.6	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the cruise range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.3	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual - Aircraft Report.”

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Attachment A to Letter Agreement

No. INL-PA-04224-LA-1402029

GE90-115BL Engines

6.4	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.5	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment A.

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Attachment B to Letter Agreement

No. INL-PA-04224-LA-1402029

GE90-115BL Engines

MODEL 777-300ER PERFORMANCE GUARANTEES

FOR INTREPID AVIATION GROUP, LLC

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

P.A. No. 4224
AERO-B-BBA4-M14-0603A	SS14-0322

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Attachment B to Letter Agreement

No. INL-PA-04224-LA-1402029

GE90-115BL Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment B (the “Performance Guarantees”) are applicable to the 777-300ER Aircraft equipped with Boeing furnished GE90-115BL engines.

2	FLIGHT PERFORMANCE

Cruise Range

The still air range at an initial cruise altitude of 30,000 feet on a standard day at 0.84 Mach number, starting at a gross weight of 760,000 pounds and consuming 280,000 pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	***** Nautical Miles
TOLERANCE:	***** Nautical Miles
GUARANTEE:	***** Nautical Miles

Conditions and operating rules:

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value specified in the Customer’s Detail Specification plus *****.

P.A. No. 4224
AERO-B-BBA4-M14-0603A	SS14-0322

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Attachment B to Letter Agreement

No. INL-PA-04224-LA-1402029

GE90-115BL Engines

4	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment B are based on the Aircraft configuration as defined in D019W005, Revision J, “Configuration Specification, Model 777-300ER”, dated December 23, 2013, plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	The Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment B are, unless otherwise specified, the 777-300ER Certification Basis regulations specified in the Type Certificate Data Sheet T00001SE, dated March 16, 2004.

P.A. No. 4224
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BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Attachment B to Letter Agreement

No. INL-PA-04224-LA-1402029

GE90-115BL Engines

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment B shall be appropriately modified to reflect any such change.

5.4	The cruise range guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 212 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 10,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 50 percent). The APU is turned off unless otherwise specified.

5.5	The cruise range guarantee is based on an Aircraft center of gravity location of 30 percent of the mean aerodynamic chord.

5.6	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the cruise range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.3	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual - Aircraft Report.”

P.A. No. 4224
AERO-B-BBA4-M14-0603A	SS14-0322

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Attachment B to Letter Agreement

No. INL-PA-04224-LA-1402029

GE90-115BL Engines

6.4	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.5	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment B.

P.A. No. 4224
AERO-B-BBA4-M14-0603A	SS14-0322

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

INL-PA-04224-LA-1402030

Intrepid Aviation Group, LLC

263 Tresser Blvd., 10th Floor

Stamford, CT 06901

Subject:	Promotional Support

Reference:	Purchase Agreement No. PA-04224 (Purchase Agreement) between The Boeing Company (Boeing) and Intrepid Aviation Group, LLC (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement for promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1. Definitions.

1.1 Commitment Limit will have the meaning set forth in paragraph 2, below.

1.2 Covered Aircraft will mean those six (6) Aircraft identified on Table 1 to the Purchase Agreement and two (2) Reconfirmation Aircraft as of the date of signing of this Letter Agreement that deliver within two years after the scheduled delivery month of the first Aircraft.

1.3 Performance Period will commence as of the signing date of this Letter Agreement and will terminate one (1) year after the date the last Covered Aircraft is scheduled to deliver to Customer unless extended by the mutual agreement of the parties.

1.4 Promotional Support will mean mutually agreed marketing and leasing promotional programs, activities and objects that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, aircraft models from a licensed vendor, direct marketing, videotape or still photography, planning, design and production of collateral materials including web-based collateral, airline and financier promotional events, management of promotion programs, advertising campaigns undertaken by Customer or Customer’s lessees or such other marketing and promotional activities as the parties may mutually agree.

1.5 Qualifying Third Party Fees will mean fees paid by Customer to third party providers for Promotional Support provided to Customer during the Performance Period.

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2. Commitment.

2.1 As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period of a value of ***** for the first Covered Aircraft delivered to Customer and a value of ***** per Covered Aircraft for each Covered Aircraft delivered to Customer thereafter.

2.2 Notwithstanding anything seemingly to the contrary in this Letter Agreement or in the Purchase Agreement, the terms and conditions set forth in this Letter Agreement will not become effective unless and until (i) any and all Purchase Agreement contingencies have been removed and (ii) the Purchase Agreement has become a contractually binding agreement between the parties.

3.	Methods of Performance.

3.1 Subject to the Commitment Limit, Boeing will reimburse Customer’s payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later than twenty-four (24) months after the scheduled delivery of the last Covered Aircraft.

3.2 Notwithstanding the above, at Customer’s request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. The full value of such Boeing provided Promotional Support will be accounted for as part of the Commitment Limit and will correspondingly reduce the amount of Qualifying Third Party Fees that are subject to reimbursement pursuant to paragraph 3.1 above.

3.3 In the event Customer does not (i) utilize the full amount of the Commitment Limit within the Performance Period or (ii) submit its paid invoices for Qualifying Third Party Fees within the required time, as set forth in paragraph 3.1, Boeing will have no further obligation to Customer for such unused Commitment Limit or to reimburse Customer for such Qualifying Third Party Fees, respectively.

4. Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to identify promotional items, activities and the criteria that are preapproved by Boeing. In addition to the aforementioned, the Boeing Airline Marketing Services representative will review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

5. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in

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BOEING PROPRIETARY

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consideration of Customer taking title to the Aircraft at time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part; provided however, that Customer may assign a portion of the Promotional Support to any of Customer’s lessees taking delivery of an Aircraft or Reconfirmation Aircraft subject to the prior consent of Boeing.

6. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to: (a) employees, officers and directors of Customer who (i) have a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and (ii) are obligated not to disclose its contents without the prior written consent of Boeing, (b) Customer’s external auditors, consultants, tax advisors and legal counsel (Professional Advisors) who have a need to know the information in connection with providing services to Customer only when Customer has first obtained from the Professional Advisor a binding obligation of confidentiality that is no less restrictive than the terms hereof, and (c) as required by applicable law. Boeing will limit the disclosure of such confidential business information to its employees, officers, directors, and applicable third parties under contract with Boeing, with a need to know the contents for purposes of helping Boeing perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Customer or as required by applicable law.

Very truly yours,

THE BOEING COMPANY

By	/s/ James M. Tomasek

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	8 July, 2014

Intrepid Aviation Group, LLC

By	/s/ Gerry Aubrey

Its	Authorized Signatory

INL-PA-04224-LA-1402030
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BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

INL-PA-04224-LA-1402031

Intrepid Aviation Group, LLC

263 Tresser Blvd., 10th Floor

Stamford, CT 06901

Subject:	Right to Purchase Additional Aircraft

Reference:	Purchase Agreement No. PA-04224 (Purchase Agreement) between The Boeing Company (Boeing) and Intrepid Aviation Group, LLC (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Right to Purchase Incremental Aircraft.

Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the right to purchase (Purchase Right) up to two (2) additional Boeing Model 777-300ER aircraft as purchase right aircraft (Purchase Right Aircraft). If Customer elects to exercise a Purchase Right, then the terms and conditions applicable to Aircraft will apply to such exercised Purchase Right except as described herein.

2. Delivery.

The Purchase Right Aircraft are offered subject to available position for delivery prior to December 31, 2019 (Delivery Period).

3. Configuration.

3.1 The configuration for the Purchase Right Aircraft will be the basic specification for Model 777-300ER aircraft at the revision level in effect at the time of the Notice of Exercise. Such basic specification will be revised to include (i) changes applicable to such basic specification that are developed by Boeing between the date of the Notice of Exercise (as defined below) and the signing of the Definitive Agreement (as defined below), (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

INL-PA-04224-LA-1402031
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BOEING PROPRIETARY

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4. Price.

4.1 The Airframe Price, Engine Price, if applicable, Optional Features Prices, and Aircraft Basic Price for the Purchase Right Aircraft will be determined in accordance with the provisions of the Purchase Agreement using Boeing’s then current prices as of the date of execution of the Definitive Agreement.

4.2 The Airframe Price, Engine Price, if applicable, Optional Features Prices, and Aircraft Basic Price for each of the Purchase Right Aircraft will be adjusted for escalation in accordance with Supplemental Exhibit AE1 of the Purchase Agreement. The escalation provisions contained in Letter Agreement INL-PA-04224-LA-1402024, “***** Escalation Program,” to the Purchase Agreement do not apply to the Purchase Right Aircraft.

5. *****

*****

6. *****

*****

7. *****

*****

8. *****

*****

9. Promotional Support.

Promotional Support provided in Letter Agreement INL-PA-04224-LA-1402030, “Promotional Support,” to the Purchase Agreement does not apply to the Purchase Right Aircraft.

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BOEING PROPRIETARY

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10. Notice of Exercise and Payment of Deposit.

10.1 Customer may exercise a Purchase Right by giving written notice to Boeing on or before the first day of the month ***** months prior to the desired delivery month within the Delivery Period, specifying the desired month(s) of delivery within the Delivery Period (Notice of Exercise). Such Notice of Exercise will be accompanied by payment, by electronic transfer to the account specified below, of ***** stated in 2013 base year dollars, subject to escalation, as a deposit for model 777-300ER aircraft (Deposit) for each Purchase Right Aircraft subject to the Notice of Exercise. The Deposit will be applied against the first advance payment due for each such Purchase Right Aircraft.

*****

At the time of its receipt of each Notice of Exercise and related Deposit(s), Boeing will advise Customer as to the availability of the delivery month(s) requested.

10.2 If Boeing must make production decisions which would affect the delivery of any or all Purchase Right Aircraft during the Delivery Period, Boeing will provide written notification to Customer and the Delivery Period will be adjusted as mutually agreed. If the new Delivery Period ends ***** months or less from the date of Boeing’s notification, Customer will have ***** days from the date of Boeing’s notification in which to submit its Notice of Exercise and Deposit for any eligible delivery month(s) that is ***** months or less from Boeing’s notification. Upon receipt, Boeing will advise Customer as to the availability of the delivery month(s) requested.

11. Definitive Agreement.

Following Customer’s exercise of a Purchase Right in accordance with the terms and conditions stated herein and Boeing’s identification of an available delivery position acceptable to Customer, the parties will sign a definitive agreement for the purchase of such Purchase Right Aircraft (Definitive Agreement) within forty-five (45) calendar days of such exercise (Purchase Right Exercise). The Definitive Agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

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BOEING PROPRIETARY

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12. General Expiration of Rights.

Each Purchase Right will expire at the time of execution of the Definitive Agreement for the applicable Purchase Right Aircraft, or, if no such Definitive Agreement is executed, on *****

13. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

14. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to: (a) employees, officers and directors of Customer who (i) have a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and (ii) are obligated not to disclose its contents without the prior written consent of Boeing, (b) Customer’s external auditors, consultants, tax advisors and legal counsel (Professional Advisors) who have a need to know the information in connection with providing services to Customer only when Customer has first obtained from the Professional Advisor a binding obligation of confidentiality that is no less restrictive than the terms hereof, and (c) as required by applicable law. Boeing will limit the disclosure of such confidential business information to its employees, officers, directors, and applicable third parties under contract with Boeing, with a need to know the contents for purposes of helping Boeing perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Customer or as required by applicable law.

INL-PA-04224-LA-1402031
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BOEING PROPRIETARY

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Very truly yours,

THE BOEING COMPANY

By	/s/ James M. Tomasek

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	8 July, 2014

Intrepid Aviation Group, LLC

By	/s/ Gerry Aubrey

Its	Authorized Signatory

INL-PA-04224-LA-1402031
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BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

INL-PA-04224-LA-1402032

Intrepid Aviation Group, LLC

263 Tresser Blvd., 10th Floor

Stamford, CT 06901

Subject:	Reconfirmation Aircraft

Reference:	Purchase Agreement No. PA-04224 (Purchase Agreement) between The Boeing Company (Boeing) and Intrepid Aviation Group, LLC (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Reconfirmation Aircraft.

1.1 In response to Customer’s request for flexibility in the total quantity of Aircraft purchased, Boeing offers to Customer the ability to reconfirm the purchase of up to two (2) Aircraft (Reconfirmation Aircraft). The delivery positions of the Reconfirmation Aircraft are noted in the table immediately below:

Reconfirmation Aircraft	Delivery Month
1	*****
2	*****

1.2 *****

Months Before Delivery	Amount per Reconfirmation Aircraft
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

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BOEING PROPRIETARY

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1.3 *****

1.4 Customer must provide written notice to Boeing of its desire to reconfirm the purchase of a Reconfirmation Aircraft on or before the date ***** months prior to the first day of the delivery month listed in paragraph 1.1 above (Reconfirmation Date). Concurrent with submitting its written notice to Boeing, Customer will transfer to Boeing’s account the amount due upon reconfirmation shown in the schedule in paragraph 1.2 above for each such Reconfirmation Aircraft.

1.5 If Customer does not provide notice to Boeing on or before the Reconfirmation Date, the Purchase Agreement will terminate as it relates to any of the Reconfirmation Aircraft not reconfirmed. In such event, Boeing will retain the non-refundable deposit of ***** received for each such Reconfirmation Aircraft and the rights and obligations of both Boeing and Customer with respect to such Reconfirmation Aircraft will terminate and be without further force and effect.

1.6 Upon Boeing’s receipt of such notice and payment, the Reconfirmation Aircraft shall become an Aircraft for all purposes of the Purchase Agreement.

2. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

3. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to: (a) employees, officers and directors of Customer who (i) have a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and (ii) are obligated not to disclose its contents without the prior written consent of Boeing, (b) Customer’s external auditors, consultants, tax advisors and legal counsel (Professional Advisors) who have a need to know the information in connection with providing services to Customer only when Customer has first obtained from the Professional Advisor a binding obligation of confidentiality that is no less restrictive than the terms hereof, and (c) as required by applicable law. Boeing will limit the disclosure of such confidential business information to its employees, officers, directors, and applicable third parties under contract with Boeing, with a need to know the contents for purposes of helping Boeing perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Customer or as required by applicable law.

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BOEING PROPRIETARY

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Very truly yours,

THE BOEING COMPANY

By	/s/ James M. Tomasek

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	8 July, 2014

Intrepid Aviation Group, LLC

By	/s/ Gerry Aubrey

Its	Authorized Signatory

INL-PA-04224-LA-1402032
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BOEING PROPRIETARY

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Attachment A To

Letter Agreement No. INL-PA-04224-LA-1402032

Aircraft Delivery, Description, Price and Advance Payments

Reconfirmation Aircraft

Airframe Model/MTOW:	777-300ER	7000000 pounds
Engine Model/Thrust:	GE90-115BL	115300 pounds
Airframe Price:		*****
Optional Features:		*****

Sub-Total of Airframe and Features:		*****
Engine Price (Per Aircraft):		*****
Aircraft Basic Price (Excluding BFE/SPE):		*****

Buyer Furnished Equipment (BFE) Estimate:		*****
Seller Purchased Equipment (SPE):		*****

Non-Refundable Deposit per Aircraft:		*****

Detail Specifications:	D019W005-J (12/23/2013)
Airframe Price Base Year/Escalation Formula:	*****		*****
Engine Price Base Year/Escalation Formula:	*****		*****

Airframe Escalation Data:
Base Year Index (ECI):		*****
Base Year Index (CPI):		*****

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				*****	*****	*****	*****
*****	1	*****	*****	*****	*****	*****	*****
*****	1	*****	*****	*****	*****	*****	*****
Total	2

******

69533-1F.TXT	Boeing Proprietary	Page 1
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INL-PA-04224-LA-1402033

Intrepid Aviation Group, LLC

263 Tresser Blvd., 10th Floor

Stamford, CT 06901

Subject:	Special Matters

Reference:	Purchase Agreement No. PA-04224 (Purchase Agreement) between The Boeing Company (Boeing) and Intrepid Aviation Group, LLC (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Credit Memoranda. In consideration of Customer’s purchase of the Aircraft, at the time of delivery of each such Aircraft, unless otherwise noted, Boeing will provide to Customer the following credit memoranda (Credit Memoranda):

1.1 Basic Credit Memorandum. Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) *****

1.2 *****

1.3 *****

1.4 *****

1.5 *****

1.6 *****

1.7 *****

1.8 *****

1.9 *****

2. Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda set forth in paragraphs 1.1 through 1.9 above are stated in ***** base year dollars and will be escalated to the scheduled month of the respective Aircraft delivery pursuant to the airframe escalation formula set forth in the Purchase Agreement applicable to the Aircraft. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but will not be applied to advance payments).

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BOEING PROPRIETARY

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3. Purchase Right Aircraft.

The Credit Memoranda set forth in paragraphs 1.1 through 1.9 above, with the same terms and conditions, will apply to Purchase Right Aircraft exercised in accordance with Letter Agreement INL-PA-04224-LA-1402031, “Purchase Rights,” to the Purchase Agreement except that for those Credit Memoranda that are subject to escalation, such Credit Memoranda will escalate consistent with the Purchase Right Aircraft Airframe Price*****

4. New Customer Introduction – Manufacturing Code 1 Constraints.

It is understood that Boeing shall have the right to limit the number of new customer introductions (Code 1 Introduction) in any calendar year based on resources available to accomplish required configuration changes and certification activity*****

5. Customer Directed Supplier Purchased Equipment.

Boeing agrees to offer Customer a Customer Directed Supplier Purchased Equipment program (CDSPE) related to the Aircraft under terms and conditions to be defined in a future letter agreement. Such CDSPE program will cover all SPE items with the exception of seats and galleys which will be addressed on a case by case basis and included in the program at Boeing’s sole discretion. Under this program, Customer will be responsible for negotiating and managing SPE supplier agreements and Boeing will be responsible for placing purchase orders and paying invoices on Customer’s behalf under Customer’s agreements with SPE suppliers. Customer will only be responsible for the actual costs charged to Boeing associated with Customer’s SPE under the CDSPE program. There will be no additional Boeing service fee added for such CDSPE program.

6. Delivery Delay.

*****

7. *****

7.1 *****

7.2 *****

8. Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer taking title to the Aircraft at time of delivery and leasing the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

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BOEING PROPRIETARY

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9. Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to: (a) employees, officers and directors of Customer who (a) have a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and (ii) are obligated not to disclose its contents without the prior written consent of Boeing, (b) Customer’s external auditors, consultants, tax advisors and legal counsel (Professional Advisors) who have a need to know the information in connection with providing services to Customer only when Customer has first obtained from the Professional Advisor a binding obligation of confidentiality that is no less restrictive than the terms hereof, and (c) as required by applicable law. Boeing will limit the disclosure of such confidential business information to its employees, officers, directors, and applicable third parties under contract with Boeing, with a need to know the contents for purposes of helping Boeing perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Customer or as required by applicable law.

Very truly yours,

THE BOEING COMPANY

By	/s/ James M. Tomasek

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	8 July, 2014

Intrepid Aviation Group, LLC

By	/s/ Gerry Aubrey

Its	Authorized Signatory

INL-PA-04224-LA-1402033
Special Matters	LA Page 3

BOEING PROPRIETARY

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission